                            AFFILIATED MASTER LEASE
                            =======================
                                LEASE AGREEMENT
                          DATED AS OF ______________
                                BY AND BETWEEN
                   LASALLE HOTEL OPERATING PARTNERSHIP, L.P.
                                 AS LANDLORD,
                                      AND
                          LASALLE HOTEL LESSEE, INC.
                                   AS TENANT
______________________________________________________________________________

                      TABLE OF CONTENTS
                                                     PAGE
                                                     ----
                         ARTICLE 1
                        DEFINITIONS

  1.1  AAA                                             1
  1.2  Accounting Period............................   1
  1.3  Additional Charges...........................   1
  1.4  Advisors                                        1
  1.5  Affiliate                                       1
  1.6  Agreement                                       2
  1.7  Annual Budget................................   2
  1.8  Annual Food and Beverage Sales Break Points..   2
  1.9  **[Sea ViewAnnual Golf Sales Break Points....   2
 1.10  Annual Other Income Break Points.............   2
 1.11  Annual Room Revenues Break Points............   2
 1.12  Applicable Laws..............................   2
 1.13  Approved Financial Institution...............   2
 1.14  Award                                           3
 1.15  Base Security Deposit........................   3
 1.16  Beverage Sales...............................   3
 1.17  Business Day                                    3
 1.18  Capital Budget...............................   3
 1.19  Capital Expenditure..........................   3
 1.20  Capital Repair                                  3
 1.21  Cash                                            3
 1.22  Cash Equivalents.............................   3
 1.23  Change of Control............................   4
 1.24  Change in Operations.........................   4
 1.25  Claim                                           4
 1.26  Code                                            4
 1.27  Commencement Date............................   4
 1.28  Competitive Set..............................   4
 1.29  Condemnation                                    4
 1.30  Condemnor                                       4
 1.31  CPI                                             4
 1.32  Current Market Value.........................   5
 1.33  Date of Taking...............................   5
 1.34  Default                                         5
 1.35  Distribution                                    5
 1.36  Dollars                                         5
 1.37  Emergency Repairs............................   5
 1.38  Encumbrance                                     5

                                      (i)

 1.39  Entity                                          5
 1.40  Environment                                     5
 1.41  Environmental Obligation.....................   5
 1.42  Environmental Notice.........................   5
 1.43  **[Sea View -- 1.43 Environmental Report.....   5
 1.44  Event of Default.............................   5
 1.45  Expiration Date..............................   5
 1.46  FF&E                                            6
 1.47  Fair Market Value............................   6
 1.48  Financial Officer's Certificate..............   6
 1.49  Financials                                      6
 1.50  Fiscal Quarter                                  6
 1.51  Fiscal Year                                     6
 1.52  Fixed Term                                      7
 1.53  Fixtures                                        7
 1.54  Food Sales                                      7
 1.55  Force Majeure Event..........................   7
 1.56  Franchise Agreement..........................   7
 1.57  GAAP                                            7
 1.58  **[Sea View Golf Sales.......................   7
 1.59  Government Agencies..........................   8
 1.60  Gross Operating Expenses.....................   8
 1.61  Gross Revenues...............................   8
 1.62  Ground Lease                                    9
 1.63  Ground Lease Payments........................   9
 1.64  Hazardous Substances.........................   9
 1.65  Hotel                                          10
 1.66  Hotel Mortgage...............................  10
 1.67  Hotel Mortgagee..............................  10
 1.68  Hotel Standard...............................  10
 1.69  Immediate Family.............................  10
 1.70  Impositions                                    10
 1.71  Incidental Documents.........................  11
 1.72  Indebtedness                                   11
 1.73  Initial Reserve Fund Payment.................  11
 1.74  Insurance Requirements.......................  11
 1.75  Insured Casualty.............................  11
 1.76  Interest Rate                                  11
 1.77  Inventory                                      11
 1.78  Key Employee.................................  11
 1.79  Land                                           11
 1.80  Landlord                                       11
 1.81  Landlord Liens...............................  12
 1.82  Landlord Operating Expenses..................  12

                                     (ii)

 1.83  Lease Year                                     12
 1.84  Leased Improvements..........................  12
 1.85  Leased Intangible Property...................  12
 1.86  Leased Personal Property.....................  12
 1.87  Leased Property..............................  12
 1.88  Legal Requirements...........................  12
 1.89  Licenses                                       13
 1.90  Lien                                           13
 1.91  Management Agreement.........................  13
 1.92  Manager                                        13
 1.93  Material Franchise Change....................  13
 1.94  Measurement Date.............................  13
 1.95  Minimum Inventory............................  13
 1.96  Minimum Operating Standards..................  13
 1.97  Minimum Rent.................................  13
 1.98  Minimum Working Capital......................  13
 1.99  Net Cash Flow................................  13
1.100  Net Operating Income.........................  14
1.101  Notice                                         14
1.102  Officer's Certificate........................  14
1.103  Operating Budget.............................  14
1.104  OP Units                                       14
1.105  Other Income                                   14
1.106  Overdue Rate                                   14
1.107  Parent                                         14
1.108  Participating Leases.........................  14
1.109  Participating Rent...........................  14
1.110  Permitted Encumbrances.......................  14
1.111  Permitted Liens..............................  14
1.112  Permitted Transfer...........................  14
1.113  Permitted Use                                  14
1.114  Prohibited Casualty..........................  14
1.115  Person                                         15
1.116  Personal Property Limitation.................  15
1.117  Prohibited Taking............................  15
1.118  Purchase                                       15
1.119  Purchase Notice..............................  15
1.120  Records                                        15
1.121  REIT                                           15
1.122  REIT Shares                                    15
1.123  Rent                                           15
1.124  Replacement Cost.............................  15
1.125  Required Purchase............................  15
1.126  Reserve Fund                                   15

                                     (iii)

1.127  Revenue Computation..........................  15
1.128  Revenue Performance Shortfall................  15
1.129  RevPAR                                         15
1.130  RevPAR Yield Index...........................  15
1.131  Room Revenues................................  15
1.132  SEC                                            16
1.133  Sale Notice                                    16
1.134  Security Deposit.............................  16
1.135  Solvent                                        16
1.136  State                                          16
1.137  Subordinated Creditor........................  16
1.138  Subordination Agreement......................  16
1.139  Subsidiary                                     16
1.140  Successor Landlord...........................  17
1.141  Superior Landlord............................  17
1.142  Superior Lease...............................  17
1.143  Superior Mortgage............................  17
1.144  Superior Mortgagee...........................  17
1.145  Tax Law Change...............................  17
1.146  Telephone Revenues...........................  17
1.147  Tenant                                         17
1.148  Tenant's Assets..............................  17
1.149  Tenant's Personal Property...................  17
1.150  Term                                           17
1.151  Third Party                                    17
1.152  Third Party Notice...........................  17
1.153  Transferor                                     17
1.154  Uniform System of Accounts...................  18
1.155  Unsuitable for Its Permitted Use.............  18
1.156  Work.........................................  18

                        ARTICLE 2

               LEASED PROPERTY AND TERM

2.1  Leased Property...............................   18
2.2  Condition of Leased Property..................   19
2.3  Fixed Term....................................   20

                        ARTICLE 3

                         RENT

3.1  Rent..........................................   20

                                     (iv)

3.2  Late Payment of Rent, Etc...........................  26
3.3  Net Lease...........................................  26
3.4  No Termination, Abatement, Etc......................  26

                        ARTICLE 4

               USE OF THE LEASED PROPERTY

4.1  Permitted Use.                                        27
4.2  Compliance with Legal/Insurance Requirements, Etc...  28
4.3  Environmental Matters...............................  28

                        ARTICLE 5

                 MAINTENANCE AND REPAIRS

5.1  Maintenance and Repair..............................  30
5.2  Tenant's Personal Property..........................  31
5.3  Surrender...........................................  32
5.4  Management Agreement................................  32
5.5  Intentionally Deleted...............................  32
5.6  Minimum Inventory...................................  32

                        ARTICLE 6

                     IMPROVEMENTS, ETC.

6.1  Improvements to the Leased Property.................  33
6.2  Salvage.............................................  33
6.3  Reserve Fund........................................  33

                        ARTICLE 7

                          LIENS
7.1  Liens...............................................  34
7.2  Landlord's Lien.....................................  34

                        ARTICLE 8

                    PERMITTED CONTESTS
8.1  Permitted Contests..................................  35

                                      (v)

                        ARTICLE 9

              INSURANCE AND INDEMNIFICATION

9.1  General Insurance Requirements......................  35
9.2  Replacement Cost....................................  37
9.3  Waiver of Subrogation...............................  37
9.4  Form Satisfactory, Etc..............................  37
9.5  Blanket Policy......................................  37
9.6  No Separate Insurance...............................  38
9.7  Indemnification of Landlord.........................  38
9.8  Increase in Limits..................................  39

                        ARTICLE 10

                         CASUALTY

10.1  Insurance Proceeds.................................  39
10.2  Damage or Destruction..............................  39
10.3  Damage Near End of Term............................  40
10.4  Tenant's Property..................................  41
10.5  Restoration of Tenant's Property...................  41
10.6  Waiver.............................................  41
10.7  Casualty -- Conflicting Terms......................  41


                        ARTICLE 11

                       CONDEMNATION
11.1  Total Condemnation, Etc............................  41
11.2  Partial Taking.....................................  41
11.3  Tenant's Award.....................................  42
11.4  Condemnation -- Conflicting Terms..................  42

                        ARTICLE 12

                    DEFAULTS AND REMEDIES

12.1  Events of Default..................................  42
12.2  Remedies...........................................  45
12.3  Tenant's Waiver....................................  47
12.4  Application of Funds...............................  47
12.5  Landlord's Right to Cure Tenant's Default..........  47

                                     (vi)

                        ARTICLE 13

                       HOLDING OVER
13.1  Holding Over........................................ 47

                        ARTICLE 14

                    LIMITATION ON LIABILITY
14.1  Limitation of Liability............................. 48

                        ARTICLE 15

                         SECURITY

15.1  Security Deposit...................................  48
15.2  Representations, Warranties and Covenants..........  49
15.3  Possession and Maintenance of Security Deposit.....  49

                        ARTICLE 16

                   SUBLETTING AND ASSIGNMENT

16.1  Subletting and Assignment..........................  50
16.2  Required Sublease Provisions.......................  50
16.3  Sublease Limitation................................  51

                        ARTICLE 17

        ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

17.1  Estoppel Certificates..............................  52
17.2  **[Omaha -- 17.2  Financial Statements.............  52
17.3  Annual Budget......................................  53
17.4  **[Laguardia -- 17.4  Financial Statements.........  54
17.5  Annual Budget......................................  55
17.6  **[Sea View -- 17.6  Financial Statements..........  56
17.7  Annual Budget......................................  57
17.8  General Operations.................................  57


                        ARTICLE 18

              LANDLORD'S RIGHT TO INSPECT

                                     (vii)

18.1   Right to Inspect........................................   58

                        ARTICLE 19

                        LIMITATIONS

19.1  Personal Property Limitation..............................  58
19.2  Tenant Ownership Limitation...............................  58
19.3  Director, Officer and Employee Limitation.................  59

                        ARTICLE 20

                      HOTEL MORTGAGES

20.1  Landlord May Grant Liens................................... 59
20.2  Subordination of Lease..................................... 59
20.3  Notice to Mortgagee and Ground Landlord.................... 61

                        ARTICLE 21

                 ADDITIONAL COVENANTS OF TENANT

21.1  Prompt Payment of Indebtedness............................. 61
21.2  Intentionally Omitted...................................... 61
21.3  Notice of Litigation, Etc.................................. 61
21.4  Indebtedness of Tenant..................................... 62
21.5  Financial Condition of Tenant.............................. 62
21.6  Limitation on Distributions................................ 62
21.7  Prohibited Transactions.................................... 62
21.8  Liens and Encumbrances..................................... 62
21.9  Merger, Sale of Assets, Etc................................ 63
21.10 Compliance with Franchise Agreement........................ 63
21.11 Termination Upon Revenue Performance Shortfall, Sale, Etc.. 63
21.12 Change in Operations....................................... 64
21.13 Use of the Leased Property................................. 65
21.14 Continuing Covenants....................................... 65
21.15 Net Worth.................................................. 66
21.16 Other Activities........................................... 67
21.17 Reservation System......................................... 67

                          ARTICLE 22

                        MISCELLANEOUS
 22.1  Limitation on Payment of Rent............................. 67

                                    (viii)

 22.2  No Waiver................................................. 67
 22.3  Remedies Cumulative....................................... 67
 22.4  Severability.............................................. 68
 22.5  Acceptance of Surrender................................... 68
 22.6  No Merger of Title........................................ 68
 22.7  Conveyance by Landlord.................................... 68
 22.8  Quiet Enjoyment........................................... 68
 22.9  Memorandum of Lease....................................... 69
22.10  Notices................................................... 69
22.11  Construction.............................................. 70
22.12  Counterparts, Headings.................................... 70
22.13  Applicable Law, Etc....................................... 70
22.14  Right to Make Agreement................................... 71
22.15  Transition Procedures..................................... 71
22.16  Complimentary Rooms....................................... 72
22.17  Intentionally Deleted..................................... 72
22.18  Incorporation of Prior Agreements......................... 72
22.19  Attorney's Fees........................................... 72
22.20  Early Termination......................................... 72
22.21  Governing Law............................................. 73
22.22  Change of Control of Tenant............................... 73
22.23  Intentionally Deleted..................................... 74


                                   ARTICLE 23

                                  ARBITRATION
23.1  Arbitration................................................ 74
23.2  Intentionally Omitted...................................... 74
23.3  Arbitration Procedures..................................... 74

                                     (ix)

EHXIBITS

A         - Miscellaneous Initial Requirements/Terms
B         - Hotel Standards
C         - Minimum Inventory
D         - Minimum Working Capital
E         - The Land
F         - Security Deposit

                                      (x)

                                LEASE AGREEMENT

          THIS LEASE AGREEMENT is entered into as of this ____ day of ________ by and between LASALLE HOTEL OPERATING PARTNERSHIP, L.P. as landlord

("Landlord"), and LASALLE HOTEL LESSEE, INC. as tenant ("Tenant").
  --------                                               ------

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Landlord owns fee simple title to the Leased Property (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in Article 1); and
                                   ---------

          WHEREAS, Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, all subject to and upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                                  DEFINITIONS
                                  -----------

          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP and the Uniform System of Accounts, (iii) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement, (iv) all cites to specific laws, rules, statutes, regulations, ordinances or codes shall be cites to the applicable laws, rules, statutes, regulations, ordinances or codes of the United States of America, and (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          1.1  "AAA"  shall have the meaning given such term in Section 23.1.
                ---                                             ------------
          1.2  "Accounting Period"  shall mean each calendar month.
                -----------------
          1.3  "Additional Charges"  shall have the meaning given such term in
                ------------------
Section 3.1.3.
-------------
          1.4  "Advisors"  shall mean LaSalle Hotel Advisors.
                --------

          1.5  "Affiliate"  shall mean, with respect to any Person, (a) in the
                ---------
case of any such Person which is a partnership, any partner in such partnership,
(b) in the case of any such Person
which is a limited liability company, any member of such company, (c) any other Person or Entity which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or company or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in, such Person or any Person referred to in the preceding clauses (a), (b) and (c), and (e) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (a) through (d).

          1.6  "Agreement"  shall mean this Lease Agreement, including all
                ---------
exhibits hereto, as it and they may be amended from time to time as herein provided.
          1.7  "Annual Budget"  shall have the meaning given such term in
                -------------
Section 17.3.
------------
          1.8  "Annual Food and Beverage Sales Break Points"  shall have the
                -------------------------------------------
meaning given such term in Section 3.1.4.
                           -------------
          1.9  **[Sea View"Annual Golf Sales Break Points"  shall have the
                           ------------------------------
meaning given such term in Section 3.1.4.]**
                           -------------
          1.10 "Annual Other Income Break Points"  shall have the meaning given
                --------------------------------
such term in Section 3.1.4.
             -------------
          1.11 "Annual Room Revenues Break Points"  and "Annual Telephone
                ---------------------------------        ------ ---------
Revenues Break Points" shall have the meanings given such terms in Section
----------------------                                             -------
3.1.4.

          1.12 "Applicable Laws"  shall mean all applicable laws, statutes,
                ---------------
regulations, rules, ordinances, codes, licenses, international treaties, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health (except those requirements which, by definition, are solely the responsibility of employers) or the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or emissions, discharges, releases or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants or hazardous or toxic substances, materials or waste whether solid, liquid or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas or oil wells), or pollutants, contaminants or hazardous or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.

          1.13 "Approved Financial Institution"  shall mean (a) any United
                ------------------------------
States of America commercial bank which is FDIC insured and has a consolidated net worth, as of any pertinent date under the terms of this Agreement, of not less than $250,000,000 (as adjusted by CPI) and is otherwise reasonably satisfactory to Landlord or (b) any other substantial United States of America financial institution that is satisfactory to Landlord in its reasonable discretion.

          1.14 "Award"  shall mean all compensation, sums or other value
                -----
awarded, paid or received by virtue of a total or partial Condemnation of the Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord, in connection with obtaining any such award).

          1.15 "Base Security Deposit"  shall have the meaning given such term
                ---------------------
in Exhibit F attached hereto.
   ---------

          1.16 "Beverage Sales"  shall mean Gross Revenues from (a) the sale of
                --------------
wine, beer, liquor or other alcoholic beverages, whether sold in a bar or lounge, delivered to or available in a guest room, sold at meetings or banquets or at any other location at the Hotel and (b) non-alcoholic beverages sold in a bar or lounge. Such revenue shall include sales by Tenant and its permitted subtenants, licensees and concessionaires if such permitted subtenant, licensees or concessionaires are Affiliates of Tenant. Such revenue shall be determined in a manner consistent with GAAP and the Uniform System of Accounts and shall include (a) the fair market value of goods or services which have been provided in exchange for beverages under bartering or trade arrangements, (b) the fair market value of beverages provided under frequent traveler programs, gift certificate programs or any other similar programs, and (c) the fair market value of any other allowances deducted from beverage revenues (items (a)-(c) being allocated to the respective revenues categories in accordance with the Uniform System of Accounts). Such revenue shall not include: (a) any gratuity or service charge added to a customer's bill or statement in lieu of gratuity which is paid directly to an employee; or (b) sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages; or (c) the value of any beverages provided to employees of Landlord, Tenant, any franchisor under the Franchise Agreement or any guest on a complimentary basis. All credits, rebates, refunds and credit card chargebacks relating to Beverage Sales shall be deducted from Beverage Sales.

          1.17 "Business Day"  shall mean any day other than Saturday, Sunday,
                ------------
or any other day on which banking institutions in the State of New York, the State of Delaware, the State of Illinois, or the State are authorized by law or executive order to close.

          1.18 "Capital Budget"  shall have the meaning given such term in
                --------------
Section 17.3.
------------
          1.19 "Capital Expenditure"  shall mean any expenditure treated as
                -------------------
capital in nature in accordance with GAAP.

          1.20 "Capital Repair"  shall mean any renovation, replacement, repair
                --------------
or improvement to the Leased Property (or portion thereof) the cost of which constitutes a Capital Expenditure and any renovation, replacement, repair or improvement set forth and approved in the Capital Budget.

          1.21 "Cash"  shall mean cash or other immediately available funds.
                ----

          1.22 "Cash Equivalents"  shall mean (a) any debt instrument with a
                ----------------
term of up to twelve (12) months that is issued by or backed by the full faith and credit of the United States of America, (b) any certificate of deposit with a term of up to twelve (12) months that is issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument and any applicable assignment thereof is in form and substance reasonably satisfactory to the Landlord and (c) any irrevocable, "clean" letter of credit issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument is in form and substance reasonably satisfactory to the Landlord.

          1.23 "Change of Control"  shall mean (a) the sale, conveyance,
                -----------------
assignment, encumbering, pledging, hypothecation, granting a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration) of any class of partnership interests, stock or other equity interests in a Person (other than among existing holders of interests in such Person on the Commencement Date and/or family members of such holders and/or trusts for the benefit of any of the foregoing) that, upon a transfer of any portion thereof, will create in the transferee thereof, directly or indirectly, a majority of any class of partnership interest, stock or other equity interests of such Person, or (b) with respect to the REIT, should the Advisor no longer be employed by the REIT.

          1.24 "Change in Operations"  shall have the meaning given such term in
                --------------------
Section 21.12.
-------------
          1.25 "Claim"  shall have the meaning given such term in Section 8.1.
                -----                                             -----------
          1.26 "Code"  shall mean the Internal Revenue Code of 1986 and, to the
                ----
extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.
          1.27 "Commencement Date"  shall mean the date of this Agreement.
                -----------------

          1.28 "Competitive Set"  shall mean a determination made by Landlord
                ---------------
and Tenant annually, at the time of preparation and approval of the Annual Budget, of an appropriate reference group of hotels which are considered competitive with the Leased Property and which Tenant and Landlord shall agree shall constitute the Competitive Set for such Fiscal Year. If Landlord or Tenant fail to agree upon the Competitive Set, the matter shall be referred to arbitration as provided for in Article 23.
                               ----------

          1.29 "Condemnation"  shall mean (a) the exercise with respect to the
                ------------
Leased Property, whether by legal proceedings or otherwise, by a Condemnor of any power of condemnation, (b) a voluntary sale or transfer of the Leased Property by Landlord to a Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.

          1.30 "Condemnor"  shall mean any public or quasi-public authority, or
                ---------
private corporation or individual, having the power of Condemnation.

          1.31 "CPI"  shall mean the "Consumer Price Index" published by the
                ---
Bureau of Labor Statistics of the United States of America Department of Labor, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-1984=100).

          1.32 "Current Market Value"  shall mean, as of any pertinent date: (a)
                --------------------
as to Cash and Cash Equivalents, the face amount thereof; (b) as to co-investments in hotels by Tenant and Landlord, the value of such co-investment, based on the value placed on the corresponding investment by Landlord or the REIT in the most recent version of its own financial statements; and (c) as to Marketable Securities, the closing price of such securities, as reported in The Wall Street Journal for the trade date next preceding such pertinent date.

          1.33 "Date of Taking"  shall mean the date the Condemnor has the right
                --------------
to possession of the Leased Property, or any portion thereof, in connection with a Condemnation.
          1.34 "Default"  shall mean any event or condition which with the
                -------
giving of notice and/or lapse of time may ripen into an Event of Default.

          1.35 "Distribution"  shall mean (a) any declaration or payment of any
                ------------
dividend (except dividends payable in common stock of Tenant) on or in respect of any shares of any class of capital stock of Tenant, (b) any purchase, redemption, retirement or other acquisition of any shares of any class of capital stock of a corporation, (c) any other distribution on or in respect of any shares of any class of capital stock of a corporation, or (d) any return of capital to shareholders.

          1.36 "Dollars"  or "$" shall mean lawful money of the United States of
                -------       --
America which shall be legal tender for the payment of public and private debts in the United States of America.
          1.37  "Emergency Repairs"  shall have the meaning given such term in
                 -----------------
Section 5.1.2(b).
----------------
          1.38 "Encumbrance"  shall have the meaning given such term in Section
                -----------                                             -------
20.1.
----

          1.39 "Entity"  shall mean any corporation, general or limited
                ------
partnership, limited liability company or partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof or any other entity.

          1.40 "Environment"  shall mean soil, surface waters, ground waters,
                -----------
land, stream, sediments, surface or subsurface strata and ambient air.
          1.41 "Environmental Obligation"  shall have the meaning given such
                ------------------------
term in Section 4.3.1.
        -------------
          1.42 "Environmental Notice"  shall have the meaning given such term in
                --------------------
Section 4.3.1.
-------------

          1.43 **[Sea View -- 1.43  "Environmental Report"  shall mean that
                                     --------------------
certain Phase I Environmental Assessment Report prepared by Hygienetics Environmental Services, Inc., dated as of September 1997, as amended or supplemented]**

          1.44 "Event of Default"  shall have the meaning given such term in
                ----------------
Section 12.1.
------------
          1.45 "Expiration Date"  shall mean the date set forth on Exhibit A
                ---------------                                    ---------
attached hereto.

          1.46 "FF&E"  shall mean all furniture, furnishings and equipment
                ----
(except equipment and fixtures attached to and forming a part of the Leased Improvements) required for the operation of the Leased Improvements as a hotel, including, without limitation, (a) office furnishings and equipment, (b) specialized hotel equipment necessary for the operation of any portion of the Leased Improvements as a hotel, including equipment for kitchens, laundries, dry cleaning facilities, bars, restaurants, public rooms, commercial and parking spaces, and recreational facilities, (c) all other furnishings and equipment as necessary or desirable in the operation of the Leased Property in accordance with the terms and conditions set forth in this Agreement, and (d) all replacements, substitutions and additions of and to all of the foregoing.

          1.47 "Fair Market Value"  shall mean, as to a specific valuable asset,
                -----------------
the purchase price which a seller would be able to obtain for such asset in an arms-length transaction with a buyer which is not an Affiliate of the seller, and taking into consideration all factors which might reasonably affect the sales price of the asset in question, including, without limitation, if and as appropriate, the existence of a control block or minority interest, the anticipated impact on current market prices of immediate sale, the lack of a market for such asset, and the impact on present value of factors such as length of time before any such sales may become possible and the cost and complexity of any such sales.

          1.48 "Financial Officer's Certificate"  shall mean, as to any Person,
                -------------------------------
a certificate of the chief financial officer or chief accounting officer (or such officer's authorized designee) of such Person, duly authorized, accompanying the financial statements required to be delivered by such Person pursuant to Section 17.2, in which such officer shall certify on behalf of such
            ------------
Person (a) that such statements have been properly prepared in accordance with GAAP and the Uniform System of Accounts and are true, correct and complete in all material respects and fairly present the financial condition of such Person at and as of the dates thereof and the results of its and their operations for the periods covered thereby, and (b) certify that such officer has reviewed this Agreement and has no knowledge of any Default or Event of Default hereunder.

          1.49 "Financials"  shall mean, for any Fiscal Year or other accounting
                ----------
period of Tenant, statements of operations, partners' capital and cash flow (or, in the case of a corporation, statements of operations, retained earnings and cash flow) for such period and for the period from the beginning of the respective Fiscal Year to the end of such period and the related balance sheet as of the end of such period, together with the notes to any such yearly statement, all in such detail as may be required by the SEC with respect to filings made by the REIT or Landlord or as may be reasonably required by Landlord, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, and prepared in accordance with GAAP and the Uniform System of Accounts and audited annually (and quarterly if required by the SEC or if reasonably required by Landlord) by a nationally recognized firm of independent certified public accountants proposed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. Financials shall be prepared on the basis of a December 31 fiscal year of Tenant.

          1.50 "Fiscal Quarter"  shall mean each fiscal quarter of the Fiscal
                --------------
Year.
          1.51 "Fiscal Year"  shall mean each calendar year.

                -----------
          1.52 "Fixed Term"  shall have the meaning given such term in Section
                ----------                                             -------
2.3.
---
          1.53 "Fixtures"  shall have the meaning given such term in Section
                --------                                             -------
2.l(d).
------

          1.54 "Food Sales"  shall mean (a) Gross Revenues from the sale of food
                ----------
and non-alcoholic beverages that are prepared at the Hotel and sold or delivered on or off the Hotel by Tenant whether for cash or for credit, including in respect of guest rooms, banquet rooms, meeting rooms and other similar rooms, and (b) Gross Revenues from the rental of banquet, meeting and other similar rooms. Such revenue shall include sales by Tenant and its permitted subtenants, licensees and concessionaires, but as to subleases, licenses or similar arrangements for food and non-alcoholic beverage sales which were entered into by Landlord or any prior owner of the Leased Property with parties who are not Affiliates of Tenant and which are existing as of the date of this Agreement, such revenue shall only include rents received under such existing subleases, licenses or similar arrangements. Such revenue shall be determined in a manner consistent with GAAP and the Uniform System of Accounts and shall include (a) the fair market value of goods or services which have been provided in exchange for food under bartering or trade arrangements, (b) the fair market value of food provided under frequent traveler programs, gift certificate programs or any other similar programs, and (c) the fair market value of any other allowances deducted from food revenues, (items (a)-(c) being allocated to the respective revenues categories in accordance with the Uniform System of Accounts). Such revenue shall not include: (a) vending machine sales; (b) any gratuities or service charges added to a customer's bill or statement in lieu of gratuity which is paid directly to an employee; (c) non-alcoholic beverages sold from a bar or lounge; or (d) sales taxes or taxes of any other kind imposed on the sale of food or non-alcoholic beverages; or (e) the value of food or non-alcoholic beverages provided to employees of Landlord, Tenant, the franchisor under the Franchise Agreement or any other guests on a complimentary basis. All credits, rebates, refunds and credit card chargebacks relating to Food Sales shall be deducted from Food Sales.

          1.55 "Force Majeure Event"  shall mean an interruption or diminution
                -------------------
of the operation of the Hotel resulting from, or caused by, general strikes, wars (declared or undeclared), civil unrest, natural disasters such as fires, storms, floods or earthquakes, or other material extraordinary economic events not reasonably foreseeable by the parties hereto as of the Commencement Date, and which such interruption causes a delay in the performance of any material term hereunder.

          1.56 "Franchise Agreement"  shall mean any franchise agreement or
                -------------------
license agreement with a franchisor under which the Hotel is operated, but shall not be deemed to include the Management Agreement.

          1.57 "GAAP"  shall mean generally accepted accounting principles of
                ----
the United States of America, consistently applied.

          1.58 **[Sea View "Golf Sales"  shall mean the Gross Revenues derived
                            ----------
from the operation of a golf course at the Leased Property, including, but not limited to, sales, lessons, greens fees, cart rentals, other rentals and other income attributable thereto. Such revenue shall be determined in a manner consistent with GAAP and the Uniform System of Accounts and shall include (a) the fair market value of goods or services which have been provided in exchange for goods, services or facility usage under bartering or trade arrangements, (b) the fair market value of goods, services or facility usage which has been provided under frequent traveler programs, gift certificate programs or any other similar programs and (c) the fair market value of any other allowances deducted from golf revenues (items (a)-(c) being allocated to the respective revenues categories in accordance with the Uniform System of Accounts). Golf Sales shall not include: (a) all sales taxes, and (b) the value of goods or services provided to employees of Landlord, Tenant, the franchiser under the Franchise Agreement or any other guests on a complimentary basis.]**

          1.59 "Government Agencies"  shall mean any court, agency, authority,
                -------------------
board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the country in which the Leased Property is located or the State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or any portion thereof or the Hotel operated thereon.

          1.60 "Gross Operating Expenses"  shall mean all salaries and employee
                ------------------------
expense and payroll taxes (including salaries, wages, bonuses and other compensation of all employees of the Hotel, and benefits including life, medical and disability insurance and retirement benefits), operational supplies, utilities, insurance to be provided by Tenant under the terms of this Lease, governmental fees and assessments, food, beverages, laundry service expense, the costs of Inventory, license fees, advertising, marketing, reservation systems and any and all other operating expenses as are reasonably necessary for the proper and efficient operation of the Hotel incurred by Tenant in accordance with the provisions hereof (excluding, however, (i) federal, state and municipal excise, sales and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes paid over to federal, state or municipal governments, (ii) the cost of insurance to be provided by Landlord under Article 9, (iii) expenditures by Landlord, and (iv)
                           ---------
payments on any Hotel Mortgage or other mortgage or security instrument on the Hotel); all determined in accordance with GAAP. No part of Tenant's central office overhead or general or administrative expenses (as opposed to that of the Hotel) shall be deemed to be a part of Gross Operating Expenses, as herein provided.

          1.61 "Gross Revenues"  shall mean all revenues, receipts, and income
                --------------
of any kind derived directly or indirectly by Tenant from or in connection with the Hotel (including rentals or other payments from their tenants, lessees, licensees or concessionaires but not including their gross receipts) whether on a cash basis or credit, paid or collected, determined in accordance with GAAP and the Uniform System of Accounts, excluding, however: (a) funds furnished by Landlord, (b) federal, state and municipal excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (c) gratuities, (d) proceeds of insurance and Awards, (e) proceeds from sales of furnishings, fixtures and equipment which are permitted pursuant to the terms of this Agreement, (f) all loan proceeds from financing or refinancings of the Hotel or interests therein or components thereof, (g) interest earned on funds deposited into the Reserve Fund and (h) judgments and awards, except any portion thereof arising from normal business operations of the Hotel.

          1.62 "Ground Lease"  shall mean that certain Golf Course Lease between
                ------------
Marriott Corporation and MSSC Limited Partnership, dated as of May 4, 1988, as amended by that certain First Amendment to Golf Course Lease dated as of October 26, 1990, and as further amended or assigned.

          1.63 "Ground Lease Payments"  shall mean any and all fees, costs and
                ---------------------
expenses, including, without limitation, ground rent payable under the Ground Lease.
          1.64 "Hazardous Substances"  shall mean any substance:
                --------------------

               (a) the presence of which requires or may hereafter require notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

               (b) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" under any present or future federal, state or local statute, regulation, rule, ordinance or international treaty or amendment thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. et
                                                                            --
          seq.) and the Resource Conservation and Recovery Act (42 U.S.C.
          ----
          section 6901 et seq.); or
                       -- ----

               (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the country in which the Leased Property is located, any state of the country in which the Leased Property is located, or any political subdivision thereof; or

               (d) the presence of which on the Leased Property causes or materially threatens to cause an unlawful nuisance upon the Leased Property or to adjacent properties or poses or materially threatens to pose a hazard to the Leased Property or to the health or safety of persons on or about the Leased Property; or

               (e) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or

               (f) without limitation, which contains polychlorinated biphenyls
          (PCBs) or asbestos or urea formaldehyde foam insulation; or

               (g) without limitation, which contains or emits radioactive particles, waves or material; or

               (h) without limitation, constitutes materials which are now or may hereafter be subject to regulation pursuant to the Material Waste Tracking Act of 1988, or any Applicable Laws promulgated by any Government Agencies.

          1.65 "Hotel"  shall mean the hotel being operated on the Leased
                -----
Property.
          1.66 "Hotel Mortgage"  shall mean any Encumbrance placed upon the
                --------------
Leased Property in accordance with Article 20.
                                   ----------
          1.67 "Hotel Mortgagee"  shall mean the holder of any Hotel Mortgage.
                ---------------

          1.68 "Hotel Standard"  shall mean both the operational standards (for
                --------------
example, staffing, amenities offered to guests, advertising, etc.) and the physical standards (for example, the quality, condition and utility of the Fixtures and Leased Personal Property, etc.) such that the Hotel and all of its facilities and activities are operated in the same manner as is customary and usual in the operation of a first class hotel, and, in any event, such that will provide such facilities and services at the Hotel as are normally provided by operators of hotels of comparable class and standing consistent with the Hotel's facilities.

          1.69 "Immediate Family"  shall mean, with respect to any individual,
                ----------------
such individual's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

          1.70 "Impositions"  shall mean collectively, all taxes (including,
                -----------
without limitation, all taxes imposed under the laws of the State, as such laws may be amended from time to time, and all ad valorem, sales and use, value added, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, Tenant or the business conducted upon the Leased Property), sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Landlord's interest in the Leased Property, (b) the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Property or the leasing or use of the Leased Property or any part thereof by Tenant;

provided, however, that nothing contained herein shall be construed to require
--------  -------
Tenant to pay (i) any real estate and ad valorem taxes or special assessments with respect to the Leased Property, **[Sea View (ii) Ground Lease Payments,]**
(iii) any tax based on income imposed on Landlord, (iv) any revenue tax of Landlord, (v) any transfer fee or other tax imposed with respect to the sale, exchange or other disposition by Landlord of the Leased Property or the proceeds thereof (other than in connection with the sale, exchange or other disposition to, or in connection with a transaction involving, Tenant), (vi) any single business, gross receipts tax (other than a tax on any rent received by Landlord from Tenant unless such gross receipts tax on such rent is in lieu of any other tax, assessment, levy or charge otherwise excluded from this definition of Impositions), transaction privilege, rent or similar taxes as the same relate to or are imposed upon Landlord, except to the extent that any tax, assessment, tax levy or charge which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (iii) or (iv) preceding is levied, assessed or imposed expressly in lieu thereof, (vii) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations pursuant to Section 3.1.3, (viii) any Impositions that are
                               -------------
enacted or adopted by their express terms as a substitute for any tax that would not have been payable by Tenant pursuant to the terms of this Agreement or (ix) any Impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement governing Landlord's conduct or operation or as a result of the gross negligence or willful misconduct of Landlord.

          1.71 "Incidental Documents"  shall mean all of the documents or
                --------------------
agreements entered into in connection with this Agreement.
          1.72 "Indebtedness"  shall mean all obligations, contingent or
                ------------
otherwise, which in accordance with GAAP should be reflected on the obligor's balance sheet as liabilities.
          1.73 "Initial Reserve Fund Payment"  shall mean the sum set forth on
                ----------------------------
Exhibit A attached hereto.
---------

          1.74 "Insurance Requirements"  shall mean all terms of any insurance
                ----------------------
policy required by this Agreement, any Hotel Mortgage, **[Sea View -- or under any Ground Lease]** and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or the Leased Property.

          1.75 "Insured Casualty"  shall have the meaning given such term in
                ----------------
Section 10.2.1.
---------------

          1.76 "Interest Rate"  shall mean on any date, a per annum rate of
                -------------
interest equal to the lesser of (a) the rate of interest announced by Citibank, N.A. from time to time in New York City as its "prime" or "base" rate, as such "prime" or "base" rate may change from time to time plus two percent (2%) per annum and (b) the maximum rate then permitted under applicable law.

          1.77 "Inventory"  shall mean all food, beverages and other consumable
                ---------
items used in the operation of a hotel, such as fuel, soap, cleaning materials, matches, stationery, brochures, folios and all other similar items, together with unused reserve stock (as opposed to in-use operating supplies) of linens, towels, paper goods, china, glassware, silverware and miscellaneous guest supplies including but not limited to the items set forth in Exhibit C attached
                                                             ---------
hereto, together with all substitutions and replacements thereof.

          1.78 "Key Employee"  shall have the meaning given such term in Section
                ------------                                             -------
22.17.
-----
          1.79 "Land"  shall have the meaning given such term in Section 2.1(a).
                ----                                             --------------
          1.80 "Landlord"  shall have the meaning given such term in the
                --------
preambles to this Agreement.

          1.81 "Landlord Liens"  shall mean liens on or against the Leased
                --------------
Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner of a direct or indirect interest in the Leased Property, or which result from any violation by Landlord of any terms of this Agreement, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased Property; provided, however, that "Landlord Lien" shall
                                 --------  -------        -------------
not include any lien resulting from any tax for which Tenant is obligated to pay or indemnify Landlord against until such time as Tenant shall have already paid to or on behalf of Landlord the tax or the required indemnity with respect to the same.

          1.82 "Landlord Operating Expenses"  shall mean, in each Fiscal Year or
                ---------------------------
portion thereof during the term hereof, all expenses for which Landlord is responsible pursuant to the terms of this Agreement directly attributable to the operation, repair and/or maintenance of the Leased Property including, without limitation, property taxes, insurance premiums and Capital Repairs.

          1.83 "Lease Year"  shall mean any Fiscal Year or portion thereof,
                ----------
commencing with the 1998 Fiscal Year, during the Term.
          1.84 "Leased Improvements"  shall have the meaning given such term in
                -------------------
Section 2.1(b).
--------------

          1.85 "Leased Intangible Property"  shall mean all hotel licensing
                --------------------------
agreements and other service contracts, equipment leases, booking agreements and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Leased Property to which Landlord is a party; all books, records and files relating to the leasing, maintenance, management or operation of the Leased Property belonging to Landlord; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits, telephone exchange numbers identified with the Leased Property, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character belonging to Landlord with respect to the Leased Property.

          1.86 "Leased Personal Property"  shall have the meaning given such
                ------------------------
term in Section 2.1(e).
        --------------
          1.87 "Leased Property"  shall have the meaning given such term in
                ---------------
Section 2.1.
-----------

          1.88 "Legal Requirements"  shall mean all federal, state, county,
                ------------------
municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary to operate the Leased Property for its Permitted Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting the Leased Property, including those which may (i) require material repairs, modifications or alterations in or to the Leased Property or (ii) in any way materially and adversely affect the use and enjoyment thereof, but excluding any requirements arising as a result of Landlord's or Landlord's Affiliates', as applicable, status as a real estate investment trust.

          1.89 "Licenses"  shall have the meaning given such term in Section
                --------                                             -------
22.15.
-----

          1.90 "Lien"  shall mean any mortgage, security interest, pledge,
                ----
collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors.

          1.91 "Management Agreement"  shall mean the Management Agreement
                --------------------
between Tenant and the Manager with respect to the Leased Premises, together with all amendments, modifications and supplements thereto.

          1.92 "Manager"  shall have the meaning set forth on Exhibit A.
                -------                                       ---------

          1.93 "Material Franchise Change"  shall mean that the franchisor under
                -------------------------
the Franchise Agreement, if any, or the name of the franchisor is rebranded, repositioned, terminated, or otherwise subjected to a change in ownership or control.

          1.94 "Measurement Date"  shall have the meaning given such term in
                ----------------
Section 3.1.4.
-------------
          1.95 "Minimum Inventory"  shall have the meaning set forth on Exhibit
                -----------------                                       -------
C.
-

          1.96 "Minimum Operating Standards"  shall mean the standards of
                ---------------------------
operation of the Hotel by which Tenant shall operate the Hotel in conformance with a commercially practicable manner and in conformance with the Hotel Standard for first class hotels and in such a fashion that Landlord's valuable interest in the Hotel shall not decrease through such operations and such that the Hotel shall at no time be operated pursuant to a lower standard (i.e.,
                                                                     ----
quality and reputation) than exists at the Commencement Date.

          1.97 "Minimum Rent"  shall mean, with respect to each Accounting
                ------------
Period, the sum set forth on Exhibit A attached hereto as increased (but in no
                             ---------
event decreased) by CPI pursuant to Section 3.1.4; provided, however, that
                                    -------------
Minimum Rent shall be adjusted if, as a result of a partial Condemnation or a casualty which, in each instance and in the reasonable judgment of Landlord, after consultation with Tenant, makes it impossible to restore a portion of the Leased Improvements, by a fraction (i) the numerator of which is the number of rooms which cannot be restored, and (ii) the denominator of which is the total number of hotel rooms located in the Hotel prior to such casualty or partial Condemnation.

          1.98 "Minimum Working Capital"  shall mean the sum set forth on
                -----------------------
Exhibit D attached hereto.
---------

          1.99 "Net Cash Flow"  shall mean Gross Revenues minus (x) Rent, (y)
                -------------                             -----
Gross Operating Expenses, and (z) income taxes on Tenant's income derived from the operation of the Leased Property.

          1.100  "Net Operating Income"  shall mean in each Fiscal Year or
                  --------------------
portion thereof during the term hereof, Rent less Landlord Operating Expenses.
          1.101  "Notice"  shall mean a notice given in accordance with Section
                  ------                                                -------
22.10.
-----
          1.102  "Officer's Certificate"  shall mean a certificate signed by an
                  ---------------------
officer of the certifying Entity duly authorized by the president of the certifying Entity.
          1.103  "Operating Budget"  shall have the meaning given such term in
                  ----------------
Section 17.3.
------------
          1.104  "OP Units"  shall mean limited partnership interests in
                  --------
Landlord.

          1.105  "Other Income"  shall mean all revenue, receipts and income of
                  ------------
any kind, including, but not limited to, interest income, but excluding interest, earnings, or distributions with respect to the Security Deposit, the Reserve Fund, or contributions to working capital made by Tenant, of any kind derived directly or indirectly from or in connection with the Hotel and included in Gross Revenues other than Room Revenues, Food Sales, Beverage Sales, Telephone Revenues, and **[Sea View -- Golf Sales]**.

          1.106  "Overdue Rate"  shall mean, on any date, a per annum rate of
                  ------------
interest equal to the lesser of the Interest Rate plus two percent (2%) per annum and the maximum rate then permitted under applicable law.

          1.107  "Parent"  shall mean, with respect to Tenant, any Person which
                  ------
owns directly, or indirectly through one or more Subsidiaries or Affiliates, five percent (5%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, Tenant.

          1.108  "Participating Leases"  shall mean any and all other leases
                  --------------------
executed at any time prior to or during the Term between Tenant and Landlord with regard to the operation and/or management of hotel properties owned by Landlord.

          1.109  "Participating Rent"  shall have the meaning given such term in
                  ------------------
Section 3.1.2(a).
----------------

          1.110  "Permitted Encumbrances"  shall mean all rights, restrictions,
                  ----------------------
and easements of record set forth on the applicable owner's or leasehold title insurance policy issued to Landlord on the date hereof, plus any other such encumbrances as may have been consented to in writing by Landlord from time to time.

          1.111  "Permitted Liens"  shall mean any Liens granted in accordance
                  ---------------
with Section 21.8(a).
     ---------------
          1.112  "Permitted Transfer"  shall have the meaning given such term in
                  ------------------
Section 22.22.
-------------
          1.113  "Permitted Use"  shall mean any use of the Leased Property
                  -------------
permitted pursuant to Section 4.1.1.
                      -------------
          1.114  "Prohibited Casualty"  shall have the meaning given such term
                  -------------------
in Section 10.2.1.
   --------------

          1.115  "Person"  shall mean any individual or Entity, and the heirs,
                  ------
executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

          1.116  "Personal Property Limitation"  shall have the meaning given
                  ----------------------------
such term in Section 19.1.
             ------------
          1.117  "Prohibited Taking"  shall have the meaning given such term in
                  -----------------
Section 11.1.
------------
          1.118  "Purchase"  shall have the meaning given such term in Section
                  --------                                             -------
22.22.
-----
          1.119  "Purchase Notice"  shall have the meaning given such term in
                  ---------------
Section 22.22.
-------------
          1.120  "Records"  shall have the meaning given such term in Section
                  -------                                             -------
7.2.
---
          1.121  "REIT"  shall mean LaSalle Hotel Properties.
                  ----
          1.122  "REIT Shares"  shall mean shares of common stock issued by the
                  -----------
REIT.
          1.123  "Rent"  shall mean, collectively, the Minimum Rent,
                  ----
Participating Rent and Additional Charges.
          1.124  "Replacement Cost"  shall have the meaning given such term in
                  ----------------
Section 9.2.
-----------
          1.125  "Required Purchase"  shall have the meaning given such term is
                  -----------------
Section 22.22.
-------------
          1.126  "Reserve Fund"  shall have the meaning set forth in Section
                  ------------                                       -------
6.3.
          1.127  "Revenue Computation"  shall have the meaning given such term
                  -------------------
in Exhibit A.
   ---------
          1.128  "Revenue Performance Shortfall"  shall have the meaning given
                  -----------------------------
such term in Section 21.11.
             -------------
          1.129  "RevPAR"  shall mean, with respect to a particular Hotel, the
                  ------
room revenue per available room.

          1.130  "RevPAR Yield Index"  shall mean the percentage amount obtained
                  ------------------
by dividing the RevPAR of the Leased Property by the RevPAR of the Leased Property's Competitive Set.

          1.131  "Room Revenues"  shall mean Gross Revenues determined in a
                  -------------
manner consistent with GAAP and the Uniform System of Accounts, from the rental of guest rooms whether to individuals, groups or transients, at the Hotel, including, but not limited to (a) the fair market value of goods or services which have been provided in exchange for rooms under bartering or trade arrangements, (b) the fair market value of rooms provided under frequent traveler programs, gift certificate programs or any other similar programs, (c) the fair market value of any other allowances or commissions deducted from room rates, including, but not limited to, discounts and travel agent commissions (items (a)-(c) being allocated to the respective revenues categories in accordance with the Uniform System of Accounts) and (d) other Gross Revenues received from cancellation of room reservations, retained deposits, and other income derived from reservation changes. Room Revenues shall not include: (a) all sales taxes or any other taxes imposed on the rental of such guest rooms, and (b) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions and (c) the value of rooms provided to employees of Landlord, Tenant, the franchisor under the Franchise Agreement or guests on a complimentary basis ("Complimentary Rooms"); provided, however, to the extent the Complimentary Rooms (but not including Complimentary Rooms provided pursuant to Section 22.16) exceed two (2%) percent of the aggregate room rentals for a Fiscal Year, the fair market value of such excess shall not be excluded from Room Revenues, and such amounts shall be added to Gross Revenues for the last Fiscal Quarter of the preceding Fiscal Year. All credits, rebates, refunds and credit card chargebacks, except to the extent that such Room Revenues were originally collected prior to the Commencement Date, shall be deducted from Room Revenues.

          1.132  "SEC"  shall mean the United States of America Securities and
                  ---
Exchange Commission or any successor agency.
          1.133  "Sale Notice"  shall have the meaning given such term in
                  -----------
Section 22.22.
-------------
          1.134  "Security Deposit"  shall have the meaning given such term in
                  ----------------
Section 15.1.
------------

          1.135  "Solvent"  shall mean, as to any Person, that (a) the sum of
                  -------
the assets of such Person, at a fair valuation, exceeds its liabilities, including contingent liabilities, (b) such Person has sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (c) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (a)
                     ----                                       -----
a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed in accordance with GAAP and the Uniform System of Accounts at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

          1.136  "State"  shall mean the state or district in which the Leased
                  -----
Property is located.

          1.137  "Subordinated Creditor"  shall mean any creditor of Tenant
                  ---------------------
which is a party to a Subordination Agreement in favor of Landlord.

          1.138  "Subordination Agreement"  shall mean any agreement executed by
                  -----------------------
a Subordinated Creditor pursuant to which the payment and performance of Tenant's obligations to such Subordinated Creditor are subordinated to the payment and performance of Tenant's obligations to Landlord under this Agreement.

          1.139  "Subsidiary"  shall mean, with respect to any Person, any
                  ----------
Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, fifty-one percent (51%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

          1.140  "Successor Landlord"  shall have the meaning given such term in
                  ------------------
Section 20.2.
------------
          1.141  "Superior Landlord"  shall have the meaning given such term in
                  -----------------
Section 20.2.
------------
          1.142  "Superior Lease"  shall have the meaning given such term in
                  --------------
Section 20.2.
------------
          1.143  "Superior Mortgage"  shall have the meaning given such term in
                  -----------------
Section 20.2.
------------
          1.144  "Superior Mortgagee"  shall have the meaning given such term in
                  ------------------
Section 20.2.
------------

          1.145  "Tax Law Change"  shall mean a change in the Code (including,
                  --------------
without limitation, a change in the Treasury regulations promulgated thereunder) or in the judicial or administrative interpretations of the Code, which in the opinion of Landlord's counsel will permit Landlord or an Affiliate thereof to operate the Hotel as a hotel without adversely affecting the REIT's qualification for taxation as a real estate investment trust under the applicable provisions of the Code.

          1.146  "Telephone Revenues"  shall mean all revenues, receipts and
                  ------------------
income of any kind derived from the use of telephone facilities by guests of the hotel, including, without limitation, revenues from local and long distance calls, service charges and commissions received from pay stations.

          1.147  "Tenant"  shall have the meaning given such term in the
                  ------
preambles to this Agreement.

          1.148  "Tenant's Assets"  shall mean, when calculating Tenant's "net
                  ---------------
worth" hereunder, the following items owned by Tenant free and clear of all liens, encumbrances, security interests and restrictions, other than any security interest granted to Landlord pursuant to the terms of this Agreement,
(a) working capital available for the day to day operations of the Hotel; (b) investment grade marketable securities; (c) REIT Shares; (d) OP Units; and (e) coinvestments made by the Tenant with the Landlord in other hotel projects.

          1.149  "Tenant's Personal Property"  shall mean (a) all consumables
                  --------------------------
located at the Hotel and (b) all personal property of Tenant, if any, owned by Tenant and located at the Leased Property or used in Tenant's business at the Leased Property and all modifications, replacements, alterations and additions to such personal property acquired at the expense of Tenant, other than any items included within the definition of Fixtures or Leased Personal Property.

          1.150  "Term"  shall mean the Fixed Term.
                  ----
          1.151  "Third Party"  shall have the meaning given such term in
                  -----------
Section 22.22.
-------------
          1.152  "Third Party Notice"  shall have the meaning given such term in
                  ------------------
Section 22.22.
-------------
          1.153  "Transferor"  shall have the meaning given such term in Section
                  ----------                                             -------
22.22.
-----

          1.154  "Uniform System of Accounts"  shall mean A Uniform System of
                  --------------------------              -------------------
Accounts for Hotels, Ninth Revised Edition, 1996, as published by the Hotel
-------------------
Association of New York City, as same may be revised, amended or supplemented.

          1.155  "Unsuitable for Its Permitted Use"  shall mean a state or
                  --------------------------------
condition of the Hotel such that (a) following any damage or destruction involving the Hotel, the Hotel cannot be operated in the good faith judgment of Tenant or the Manager on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage or destruction, and as otherwise required by Section 10.2.4, within six (6) months following such
                      --------------
damage or destruction or such shorter period of time as to which business interruption insurance is available to cover Rent and other costs related to the Leased Property following such damage or destruction, or (b) as the result of a partial taking by Condemnation, the Hotel cannot be operated, in the good faith judgment of Tenant or the Manager on a commercially practicable basis for its Permitted Use.

          1.156  "Work"  shall have the meaning given such term in Section
                  ----
10.2.2.
------
                                   ARTICLE 2
                                   ---------

                           LEASED PROPERTY AND TERM
                           ------------------------

            2.1  Leased Property.   Upon and subject to the terms and conditions
            ---  ---------------
hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord's right, title and interest to use all of the following (collectively, the "Leased Property"):
                    ---------------
               (a) those certain tracts, pieces and parcels of land, as more particularly described in Exhibit E, attached hereto and made a part
                                    ---------
          hereof (the "Land");
                       ----
               (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking garages, parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");
                              -------------------
               (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements **[Sea View --, including any Ground Leases]**;

               (d) all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of
          Tenant's Personal Property (collectively, the "Fixtures");
                                                         --------
               (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improvements, (including, but not limited to, computers, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, bedspreads, shower curtains, linens, towels, facecloths, bathmats, napkins, tablecloths, chinaware, glassware, flatware, uniforms, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, pillows, blankets, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, video machines, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, communication equipment, medical equipment, umbrellas and other shade equipment, barbecues, potted plants, plants, laundry machines, tools, machinery, switchboards, vacuum cleaning systems, floor brackets, electrical signs, bulbs, bells, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers, boats, motor scooters, bicycles, vehicles, exercise machines, sporting goods and other recreational equipment, other customary hotel equipment and other tangible property of every kind and nature whatsoever) and all modifications, replacements, alterations and additions to such personal property, except items, if any, included within the category of Fixtures together with any interests Landlord may have in leases with respect to all of the foregoing (collectively, the "Leased
                                                                   ------
          Personal Property");
          -----------------
               (f) all of the Leased Intangible Property; and
               (g) any and all leases of space (including any security deposits held by Tenant or the Manager pursuant thereto) in the Leased Improvements to tenants thereof.

          2.2  Condition of Leased Property.   Tenant acknowledges receipt and
          ---  ----------------------------
delivery of possession of the Leased Property and Tenant accepts the Leased Property in its "as is" condition, **[Sea View -- except for asbestos containing materials and lead as identified in Sections 7.1 and 7.2 of the Environmental Report,]** and subject to the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, reservations, mineral leases, concessions, easements and other matters of record or that are visible or apparent on the Leased Property, all applicable Legal Requirements, the lien of any financing instruments, mortgages and deeds of trust existing prior to the Commencement Date or permitted by the terms of this Agreement, and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. TENANT REPRESENTS THAT IT HAS INSPECTED THE LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD

OR LANDLORD'S AGENTS OR EMPLOYEES WITH RESPECT THERETO AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT.

          2.3  Fixed Term.   The term of this Agreement (the "Fixed Term") shall
          ---  ----------                                     ----------
commence on the Commencement Date and shall expire on the Expiration Date.


                                   ARTICLE 3
                                   ---------

                                     RENT
                                     ----
            3.1  Rent.   Tenant shall pay, in Dollars without offset, abatement,
            ---  ----
demand or deduction (unless otherwise expressly provided in this Agreement), Minimum Rent and Participating Rent to Landlord and Additional Charges to the party to whom such Additional Charges are payable, during the Term. All payments to Landlord shall be made by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion. Rent for any partial Accounting Period shall be prorated on a per diem basis. Minimum Rent and Participating Rent shall be adjusted (by amendment to this Agreement) upon (i) the expansion of the number of rooms operated at the Hotel,
(ii) the increase in area of any meeting rooms or similar facilities located at the Hotel, (iii) a material increase in the facilities available at the Hotel,
(iv) significant renovation of the Hotel to the extent same effectuates a material repositioning of the Hotel, or (v) a Material Franchise Change.

       3.1.1  Minimum Rent.  For each Accounting Period or portion thereof,
       -----  ------------
     Tenant shall pay Minimum Rent in arrears prior to 11:00 a.m. New York time on the first Business Day of the next Accounting Period.

       3.1.2  Participating Rent.
               (a) Amount.  For each Fiscal Quarter or portion thereof, Tenant
               --- ------
          shall pay in arrears prior to 11:00 a.m. New York time on or before the twenty-fifth (25th) day of each Fiscal Quarter additional rent

          ("Participating Rent") with respect to such prior Fiscal Quarter or
          - ------------------
          portion thereof, pursuant to this Agreement, in an amount, not less than zero, as set forth on Exhibit A. In calculating Participating
                                     ---------
          Rent, Gross Revenues attributable to hotel packages or certificates including, but not limited to, frequent traveler programs, gift certificate programs, all inclusive packages or certificates, or other similar programs or packages, shall be allocated to the respective revenues categories in accordance with the Uniform System of Accounts. The obligation to pay Participating Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Participating Rent accrued prior to such termination date, shall be made not later than sixty (60) days after such expiration or termination date.

               (b) Officers Certificate.  An Officer's Certificate, in form and
               --- --------------------
          substance reasonably acceptable to Landlord, setting forth the calculation of Participating Rent due and payable for the applicable Fiscal Quarter shall be delivered to Landlord with each payment of Participating Rent.
               (c) Reconciliation of Participating Rent.  On or before **[Omaha
               --- ------------------------------------
          -- 130]**[SeaView & LaGuardia -- 70] days from the commencement of each year, commencing in 1999, Tenant shall deliver to Landlord an Officer's Certificate, in form and substance reasonably acceptable to Landlord, setting forth the Gross Revenues for the Leased Property for such preceding Lease Year, together with an audit of Tenant's revenues for the preceding Lease Year, conducted by a nationally recognized firm of independent certified public accountants proposed by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed. In the event that Landlord and Tenant are unable to agree on any aspect of the reconciliation of Participating Rent, such matter shall be referred to arbitration as provided in Article
                                                                      -------
          23. If the annual Participating Rent for such preceding Lease Year as shown in the Officer's Certificate exceeds the amount previously paid with respect thereto by Tenant, Tenant shall pay such excess to Landlord at such time as the Officer's Certificate is delivered, together with interest at the Interest Rate, which interest shall accrue from the date that such payment was due until the date that such certificate is required to be delivered and, thereafter, such interest shall accrue at the Overdue Rate, until the amount of such difference shall be paid or otherwise discharged. If the annual Participating Rent for such preceding Lease Year as shown in the Officer's Certificate is less than the amount previously paid with respect thereto by Tenant, provided that no Event of Default shall have occurred and be continuing, Landlord shall grant Tenant a credit against Participating Rent next coming due in the amount of such difference, plus interest at the Interest Rate. If such credit cannot be made because the Term has expired prior to application in full thereof, provided no Event of Default has occurred and is continuing, Landlord shall pay, within fifteen (15) Business Days of the date of determination that such credit is due to Tenant, the unapplied balance of such credit to Tenant, plus interest at the Interest Rate.

               (d) Confirmation of Participating Rent.  Tenant shall utilize, or
               --- ----------------------------------
          cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices and in accordance with GAAP and the Uniform System of Accounts, which will accurately record all Gross Revenues and revenue categories specified in Exhibit
                                                                        -------
          A and Tenant shall retain, for at least seven (7) years after the
          --
          expiration of each Lease Year, or such longer period as may be required by Applicable Laws, reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Lease Year. Landlord, at its own expense except as provided hereinbelow, shall have the right, exercisable by Notice to Tenant within three (3) years
          after receipt of the applicable Officer's Certificate, by its accountants or representatives to audit the information set forth in the Officer's Certificate referred to in subparagraph (c) above and, in connection with such audits, to examine Tenant's and the Manager's books and records with respect thereto (including supporting data and sales and excise tax returns). If any such audit discloses a deficiency in the payment of Participating Rent, Tenant shall forthwith pay to Landlord the amount of the deficiency, together with interest at the Interest Rate, from the date such payment should have been made to the date of payment thereof. If Landlord did not receive at least ninety-five percent (95%) of the Participating Rent payable with respect to such Lease Year, Tenant shall pay the reasonable cost of such audit and examination. If any such audit discloses that Tenant paid more Participating Rent for any Lease Year than was due hereunder, provided no Event of Default has occurred and is continuing, Landlord shall grant Tenant a credit as provided in subparagraph (c) above. Any proprietary information obtained by Landlord with respect to Tenant or the Manager pursuant to the provisions of this Agreement shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Landlord may disclose such information to its prospective lenders, provided that Landlord shall direct and obtain the agreement of such lenders to maintain such information as confidential. The obligations of Tenant and Landlord contained in this Section 3.1.2 shall survive the expiration or earlier termination
               -------------
          of this Agreement.

       3.1.3  Additional Charges.  In addition to the Minimum Rent and
       -----  ------------------
     Participating Rent payable hereunder, Tenant shall pay to the appropriate parties and discharge as and when due and payable the following (collectively, "Additional Charges"):
                     ------------------

               (a) Impositions.  Subject to Article 8 relating to permitted
               --- -----------              ---------
          contests, Tenant shall pay, or cause to be paid, all Impositions on Tenant's Leased Property before any fine, penalty, interest or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other reasonably satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Landlord, at its expense, shall, to the extent required or permitted by Applicable Law, prepare and file all tax returns and pay all taxes due in respect of real estate taxes on the Leased Property, and all taxes due in respect of Landlord's income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock, and Tenant, at Landlord's expense, shall, to the extent required or permitted by Applicable Laws, cause Manager to prepare and file all tax returns and pay all taxes due in respect of real estate and personal property taxes, levies, assessments and similar charges on or relating to the Leased Property, and Tenant, at Tenant's sole cost and expense, shall, to the extent required or permitted by Applicable Laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Government Agencies. Provided no Event of Default shall have occurred and be continuing, if any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, the same shall be paid over to or retained by Tenant. Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event Government Agencies classify any property covered by this Agreement as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required to file personal property tax returns for property covered by this Agreement, Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to file a protest. All Impositions assessed against such personal property shall be (irrespective of whether Landlord or Tenant shall file the relevant return) paid by Tenant not later than the last date on which the same may be made without interest or penalty. Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, that Landlord's
                                              --------  -------
          failure to give any such notice shall in no way diminish Tenant's obligation hereunder to pay such Impositions (except that Landlord shall be responsible for any interest or penalties incurred as a result of Landlord's failure promptly to forward the same).

               (b) Utility Charges.  Tenant shall pay or cause to be paid all
               --- ---------------
          charges for electricity, power, gas, oil, water and other utilities used in connection with the Leased Property.

               (c) Insurance Premiums.  Tenant shall pay or cause to be paid all
               --- ------------------
          premiums for the insurance coverage required to be maintained pursuant to Article 9.
             ---------

               (d) Other Charges.  Tenant shall pay or cause to be paid all
               --- -------------
          other amounts, liabilities and obligations and all amounts payable under or with respect to the Management Agreement **[Sea View --, the Ground Lease]** and all agreements to indemnify Landlord under

          Sections 4.3.2 and 9.7.
          ----------------------

               (e) Gross Operating Expenses.  Tenant shall pay or cause to be
               --- ------------------------
          paid all Gross Operating Expenses in connection with the Leased Property.

               (f) Reimbursement for Additional Charges.  If Tenant pays or
               --- ------------------------------------
          causes to be paid property taxes or similar or other Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of this Agreement (other than termination by reason of an Event of Default), Tenant may, within sixty (60) days after the end of the Term, provide Notice to Landlord of its estimate of such amounts. Landlord shall promptly reimburse Tenant for all payments of such Additional Charges that are attributable to any period after the Term of this Agreement.

          If Tenant shall fail to pay any of the amounts payable under paragraphs (a) through (e), above, Landlord may, upon ten (10) days notice to Tenant (which notice may be oral), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor together with interest at the Interest Rate, upon demand, as Additional Charges.

       3.1.4  CPI Adjustments.  For each Lease Year during the Term beginning
       -----  ---------------
     with the Lease Year commencing January 1999 the Minimum Rent then in effect, the Annual Room Revenues First Break Point, the Annual Room Revenues Second Break Point (each as defined in Exhibit A and together, the
                                                     ---------
     "Annual Room Revenues Break Points"), the Annual Food and Beverage Sales
      ---------------------------------
     First Break Point, the Annual Food and Beverage Sales Second Break Point, (each as defined in Exhibit A and together, the "Annual Food and Beverage
                         ---------                    ------------------------
     Sales Break Points"), the Annual Telephone Revenues First Break Point, the
     ------------------
     Annual Telephone Revenues Second Break Point (each as defined in Exhibit A
                                                                      ---------
     and together, the "Annual Telephone Revenues Break Points"), the Annual
                        --------------------------------------
     Other Income First Break Point, the Annual Other Income Second Break Point (each as defined in Exhibit A and together, the "Annual Other Income Break
                         ---------                    -------------------------
     Points), **[Sea View -- the Annual Golf Sales First Break Point, the Annual
     ------
     Golf Sales Second Break Point (each as defined in Exhibit A and together,
                                                       ---------
     the "Annual Golf Sales Break Points")]**, then included in the Revenues
          ------------------------------
     Computation shall be increased as follows:

               (a) For the Lease Year commencing January 1, 1999, and for each Lease Year thereafter during the Term, the CPI in effect for the month of December immediately preceding the new Lease Year (the "Measurement
                                                                     -----------
          Date") shall be divided by the CPI in effect for the month of December
          ----
          in the prior Fiscal Year;

               (b) The new Minimum Rent for the Lease Year commencing January 1999 and for each Lease Year thereafter shall be the product of the Minimum Rent in effect in the most recently ended Lease Year and the quotient obtained under subparagraph (a) above;

               (c) The new Annual Room Revenues Break Points in the Revenues Computation for the Lease Year commencing January 1999 and for each Lease Year thereafter shall be the product of the Annual Room Revenues Break Points in effect in the most recently ended Lease Year and the quotient obtained in subparagraph (a) above;

               (d) The new Annual Food and Beverage Sales Break Points in the Revenues Computation for the Lease Year commencing January 1999 and for each Lease Year thereafter shall be the product of the Annual Food and Beverage Sales Break Points in effect in the most recently ended Lease Year and the quotient obtained in subparagraph (a) above;

               (e) The new Annual Telephone Revenues Break Points in the Revenues Computation for the Lease Year commencing January 1999 shall be the product of the Annual Telephone Revenues Break Points in effect for the most recently ended Lease Year and the quotient obtained in subparagraph (a) above;

            **[Sea View (f) The new Annual Golf Sales Break Points in the Revenues Computation for the Lease Year commencing January 1999 and for each Lease Year thereafter shall be the product of the Annual Golf Sales Break Points in effect in the most recently ended Lease Year and the quotient obtained in subparagraph (a) above;]** and

               (g) The new Annual Other Income Break Points in the Revenues Computation for the Lease Year commencing January 1999 and for each Lease Year thereafter shall be the product of the Annual Other Income Break Points in effect in the most recently ended Lease Year and the quotient obtained in subparagraph (a) above.

          Adjustments calculated as set forth above in the Minimum Rent, the Annual Room Revenues Break Points, the Annual Food and Beverage Sales Break Points, the Annual Telephone Revenues Break Points, **[Sea View -- the Annual Golf Sales Break Points,]** and the Annual Other Income Break Points, shall be effective on the first day of each Lease Year to which such adjusted amounts apply. If Rent is paid prior to the determination of the amount of any adjustment to Minimum Rent, the Annual Room Revenues Break Points, the Annual Food and Beverage Sales Break Points, the Annual Telephone Revenues Break Points, **[Sea View -- the Annual Golf Sales Break Points,]** and the Annual Other Income Break Points applicable for such period, whether because of a delay in the publication of the CPI for the Measurement Date or because of any other reason, payment adjustments for any shortfall in or overpayment of Rent paid shall be made with the first Minimum Rent and Participating Rent payments due after the amount of the adjustments are determined. If (1) a significant change is made in the number or nature (or both) of items used in determining the CPI, or (2) the CPI shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the CPI, together with information which will make possible a conversion to the new index in computing the adjusted Minimum Rent, the Annual Room Revenues Break Points, the Annual Food and Beverage Sales Break Points, the Annual Telephone Revenues Break Points, **[the Annual Golf Sales Break Points,]** and the Annual Other Income Break Points hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living in various cities that is computed and published by an agency of the United States of America or a responsible financial periodical of recognized authority. In no event shall the Minimum Rent, the Annual Room Revenues Break Points, the Annual Food and Beverage Sales Break Points, the Annual Telephone Revenue Break Points, **[the Annual Golf Sales Break Points,]** or the Annual Other Income Break Points be reduced as a result of any changes in the CPI or changes to the calculation of CPI.

          3.2  Late Payment of Rent, Etc.  If any installment of Minimum Rent,
               --------------------------
Participating Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Landlord) shall not be paid within ten
(10) days after its due date, Tenant shall pay Landlord, on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord or any Hotel Mortgagee pursuant to any requirement of this Agreement, Tenant shall be relieved of its obligation to pay such Additional Charges to the Entity to which they would otherwise be due. If any payments due from Landlord to Tenant shall not be paid within ten (10) days after its due date, Landlord shall pay to Tenant, on demand, a late charge (to the extent permitted by law) computed at the Interest Rate on the amount of such installment from the due date of such installment to the date of payment thereof.

          In the event of any failure by Tenant to pay any Additional Charges when due, except as expressly provided in Section 3.1.3(a), Tenant shall
                                          ----------------
promptly pay and discharge, as Additional Charges, every fine, penalty, interest and cost which may be added for non-payment or late payment of such items. Landlord shall have all legal, equitable and contractual rights, powers and remedies provided either in this Agreement or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Minimum Rent and Participating Rent.

          3.3  Net Lease.   Subject to the terms hereof, the Rent shall be
               ---------
absolutely net to Landlord so that this Agreement shall yield to Landlord the full amount of the installments or amounts of the Rent throughout the Term, subject to any other provisions of this Agreement which expressly provide otherwise, including those provisions for adjustment or abatement of such Rent.

          3.4  No Termination, Abatement, Etc.   Except as otherwise
               ------------------------------
specifically provided in this Agreement, each of Landlord and Tenant, to the maximum extent permitted by law, shall remain bound by this Agreement in accordance with its terms and shall not take any action without the consent of the other to modify, surrender or terminate this Agreement. In addition, except as otherwise expressly provided in this Agreement, Tenant shall not seek, or be entitled to, any abatement, deduction, deferment or reduction of the Rent, or set-off against the Rent, nor shall the respective obligations of Landlord and Tenant be otherwise affected by reason of (a) any damage to or destruction of the Leased Property or any portion thereof from whatever cause or any Condemnation; (b) any claim which Tenant may have against Landlord by reason of any default (other than a monetary default) or breach of any warranty by Landlord under this Agreement or any other agreement between Landlord and Tenant, or to which Landlord and Tenant are parties; (c) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Landlord or any assignee or transferee of Landlord; or (d) for any other cause whether similar or dissimilar to any of the foregoing (other than a monetary default by Landlord); provided, however,
                                                           --------  -------
that the foregoing shall not apply or be construed to restrict Tenant's rights in the event of any act or omission by Landlord constituting gross negligence or willful misconduct. Except as otherwise specifically provided in this Agreement, Tenant hereby waives all rights arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law, to (a) modify, surrender or terminate this Agreement or quit or surrender the Leased Property or any portion thereof or (b) entitle Tenant to any abatement, reduction, suspension or deferment of the Rent or other sums payable or other obligations to be performed by Tenant hereunder. The obligations of each party hereunder shall be separate and independent covenants and agreements, and the Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Agreement. In any instance where, after the occurrence of an Event of Default, Landlord retains funds which, but for the occurrence of such Event of Default, would be payable to Tenant, Landlord shall refund such funds to Tenant to the extent the amount thereof exceeds the amount necessary to compensate Landlord for any cost, loss or damage incurred in connection with such Event of Default.

                                   ARTICLE 4
                                   ---------

                          USE OF THE LEASED PROPERTY
                          --------------------------
4.1  Permitted Use.
---  -------------

       4.1.1  Permitted Use.  Tenant shall, at all times during the term and at
       -----  -------------
     any other time that Tenant shall be in possession of the Leased Property, continuously use and operate, and cause the Manager to use and operate, the Leased Property as a commercial hotel which meets or exceeds the Hotel Standard and any uses incidental thereto. Subject to Section 16.3, Tenant
                                                           ------------
     shall not use (and shall cause the Manager not to use) the Leased Property or any portion thereof for any other use without the prior written consent of Landlord which may be withheld or granted in Landlord's sole and absolute discretion. No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriters' regulations. Tenant shall, at its sole cost, comply (or cause the Manager to comply) with all Insurance Requirements for which Tenant is responsible pursuant to Articles 9 and 10 hereof. Tenant shall not take or omit to
                 -----------------
     take (and Tenant shall cause the Manager not to take or omit to take) any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use in accordance with the Franchise Agreement and the Hotel Standard.

       4.1.2  Necessary Approvals.  Tenant shall proceed with all due diligence
       -----  -------------------
     and exercise best efforts to obtain and maintain, and shall cause the Manager to obtain and maintain, all approvals and Licenses necessary to use and operate, for its Permitted Use, the Leased Property and the Hotel located thereon under applicable law, and, if requested by Landlord, shall obtain, in Tenant's name, any liquor licenses required for the use and operation of the Hotel.

         4.1.3  Lawful Use, Etc.  Tenant shall not, and shall cause the Manager
                ----------------
     not to, use or suffer or permit the use of the Leased Property or Tenant's Personal Property, if any, for any unlawful purpose. Tenant shall not, and shall cause the Manager not to, commit or suffer to be committed any waste on the Leased Property, or in the Hotel, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Except as expressly provided in

     Section 8.1, Tenant shall not, and shall cause the Manager not to, suffer
     -----------
     nor permit the Leased Property, or any portion thereof, to be used in such a manner as (a) might reasonably impair Landlord's title thereto or to any portion thereof, or (b) may reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

       4.2  Compliance with Legal/Insurance Requirements, Etc.  Subject to
            -------------------------------------------------
the provisions of Articles 5, 6, 9 and 10 hereof, Tenant, at its sole expense,
                  -----------------------
shall (or shall cause the Manager to) comply with Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of the Leased Property and with the terms and conditions of any ground lease affecting the Leased Property, and procure, maintain and comply with all appropriate licenses, and other authorizations and agreements required for any use of the Leased Property and Tenant's Personal Property, if any, then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

       4.3  Environmental Matters.
              ---------------------

       4.3.1  Restriction on Use, Etc.  During the Term and any other time that
              ------------------------
     Tenant shall be in possession of the Leased Property, Tenant shall not (and shall cause the Manager not to) store, spill upon, dispose of or transfer to or from the Leased Property any Hazardous Substance, except in compliance with all Applicable Laws. During the Term and any other time that Tenant shall be in possession of the Leased Property, Tenant shall maintain (and shall cause the Manager to maintain) the Leased Property at all times free of any Hazardous Substance (except in compliance with all Applicable Laws). Tenant shall promptly: (a) upon receipt of notice or knowledge and shall cause the Manager upon receipt of notice or knowledge promptly to, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at the Leased Property, (b) transmit to Landlord a copy of any "Community Right to Know" report which is required to be filed by Tenant or the Manager with respect to the Leased Property pursuant to any Applicable Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or the Manager or their respective agents or representatives with respect thereto (collectively, "Environmental
                                                          -------------
     Notice"), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a material risk of any material violation of any Applicable Law and/or presents a material risk of any material cost, expense, loss or damage (an "Environmental Obligation"), (d) observe and comply (and cause
                 ------------------------
     the Manager to observe and comply) with all Applicable Laws relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof, and (e) pay or otherwise dispose of any fine, charge or Imposition related thereto, unless Tenant or the Manager shall contest the same in good faith and by appropriate proceedings
     and the right to use and the value of the Leased Property is not materially and adversely affected thereby. If, at any time prior to the termination of this Agreement, Hazardous Substances (other than those maintained in accordance with Applicable Laws) are discovered on the Leased Property, subject to the exceptions set forth in clauses (i) and (ii) of Section
                                                                    -------
     4.3.2 and subject to Tenant's and the Manager's right to contest any Claim
     -----
     with respect to the same in accordance with Article 8, Tenant shall take
                                                 ---------
     (and shall cause the Manager to take) all actions and incur any and all expenses, as may be reasonably necessary and as may be required by any Government Agency, (i) to clean up and remove from and about the Leased Property all Hazardous Substances thereon, (ii) to contain and prevent any further release or threat of release of Hazardous Substances on or about the Leased Property and (iii) to use good faith efforts to eliminate any further release or threat of release of Hazardous Substances on or about the Leased Property.

       4.3.2  Indemnification of Landlord.  Tenant shall protect, indemnify and
       -----  ---------------------------
     hold harmless Landlord, the REIT, Advisors, and each Hotel Mortgagee, their trustees, officers, agents, employees and beneficiaries, and any of their respective successors or assigns with respect to this Agreement (collectively, the "Indemnitees" and, individually, an "Indemnitee") for,
                         -----------                         ----------
     from and against any and all debts, liens, claims, causes of action, administrative orders or notices, costs, fines, penalties or expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon, incurred by or asserted against any Indemnitee resulting from, either directly or indirectly, the presence during the Term (or any other time Tenant shall be in possession of the Leased Property) in, upon or under the soil or ground water of the Leased Property or any properties surrounding the Leased Property of any Hazardous Substances in violation of any Applicable Law or otherwise except to the extent the same arise (i) from the gross negligence or willful misconduct of Landlord or any other Indemnitee or (ii) the existence thereof on the Leased Property prior to the Commencement Date **[Sea View -- including, but not limited to, asbestos containing materials and lead as set forth in Sections 7.1 and 7.2 of the Environmental Report.]** Tenant's duty herein includes, but is not limited to, costs associated with personal injury or property damage claims as a result of the presence prior to the expiration or sooner termination of the Term and the surrender of the Leased Property to Landlord in accordance with the terms of this Agreement of Hazardous Substances in, upon or under the soil or ground water of the Leased Property in violation of any Applicable Law. Upon Notice from Landlord and any other of the Indemnitees, Tenant shall undertake the defense (with counsel reasonably acceptable to Landlord), at Tenant's sole cost and expense, of any indemnification duties set forth herein. Tenant shall, upon demand, pay to Landlord, as an Additional Charge, any cost, expense, loss or damage (including, without limitation, reasonable attorneys' fees) incurred by Landlord and arising from a failure of Tenant strictly to observe and perform the requirements of this Section 4.3, which amounts shall bear
                                      -----------
     interest from the date ten (10) days after written demand therefor is given to Tenant until paid by Tenant to Landlord at the Overdue Rate.

       4.3.3  Survival.  The provisions of this Section 4.3 shall survive the
       -----  --------                          -----------
     expiration or sooner termination of this Agreement.

                                   ARTICLE 5
                                   ---------

                            MAINTENANCE AND REPAIRS
                            -----------------------
5.1    Maintenance and Repair.
       ----------------------

       5.1.1  Tenant's Obligations.  Tenant shall, at its sole cost and expense,
       -----  --------------------
     or shall cause the Manager to, keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto (and Tenant's Personal Property, if any) in good order and repair, subject to ordinary wear and tear (whether or not the need for such repairs occurs as a result of Tenant's or the Manager's use, any prior use, the elements or the age of the Leased Property or Tenant's Personal Property, if any, or any portion thereof), and shall promptly make (or cause the Manager to make) all necessary and appropriate repairs and replacements thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term (concealed or otherwise); provided, however, Tenant shall not be obligated to make Capital Expenditures with respect to the Leased Property. All repairs shall be made in a good, workmanlike manner, consistent with the Manager's and industry standards for like hotels in like locales, in accordance with all Applicable Laws relating to any such work. Tenant shall not take or omit to take (and shall cause the Manager not to take or omit to take) any action, the taking or omission of which would materially and adversely impair the value or the usefulness of the Leased Property or any part thereof for its Permitted Use in accordance with the Franchise Agreement, the Hotel Standard **[Sea View --, and the Ground Lease]**. Tenant's obligations under this Section 5.1.1
                                                                   -------------
     shall be limited in the event of any casualty or Condemnation as set forth in Sections 10.2 and 11.2 and Tenant's obligations with respect to
        ----------------------
     Hazardous Substances are as set forth in Section 4.3.
                                              -----------

       5.1.2  Landlord's Obligations.
              ----------------------
               (a) Except as otherwise expressly provided in Sections 5.1.2(b)
                                                             -----------------
          and 10.2.1 **[Sea View --, or as otherwise required under the Ground
          ----------
          Lease,]** Landlord shall not, under any circumstances, be required to build or rebuild any improvement on the Leased Property, or to make any repairs (except for structural repairs), replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, or to maintain the Leased Property in any way. Tenant hereby waives, to the maximum extent permitted by law, the right to make repairs at the expense of Landlord pursuant to any law in effect on the date hereof or hereafter enacted. Landlord shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

               (b) If Tenant is required to make any expenditure in connection with any Capital Repair which is required as a result of a fire, any other casualty or any other events, circumstances or conditions which threaten the safety or physical well-being of the Hotel's guests or employees or which involve the risk of material property damage or material loss to the Hotel or which are required to prevent a material and detrimental economic loss to the Hotel (collectively, "Emergency Repairs") and the amount of such
                                -----------------
          expenditures exceeds the amount on deposit in the Reserve Fund, Tenant may, at its election, give Landlord Notice thereof, which Notice shall set forth, in reasonable detail, the nature of the required Emergency Repair, the estimated cost thereof and such other information with respect thereto as Landlord may reasonably require. Provided that no Event of Default shall have occurred and be continuing and Tenant shall otherwise comply with the applicable provisions of Article 6,
                                                                   ----------
          Landlord shall, within five (5) Business Days after such Notice, subject to and in accordance with the applicable provisions of Article
                                                                         -------
          6, disburse or, if costs for Emergency Repairs have already been
          -
          incurred by Tenant, reimburse any funds necessary to complete Emergency Repairs which are in excess of the amount on deposit in the Reserve Fund to Tenant (or, if Tenant shall so elect, directly to the Manager or any other Person performing the required work).

       5.1.3  Nonresponsibility of Landlord, Etc.  All materialmen, contractors,
       -----  -----------------------------------
     artisans, mechanics and laborers and other persons contracting with Tenant with respect to the Leased Property, or any part thereof, are hereby charged with notice that liens on the Leased Property or on Landlord's interest therein are expressly prohibited and that they must look solely to Tenant to secure payment for any work done or material furnished by Tenant, the Manager or for any other purpose during the term of this Agreement. Nothing contained in this Agreement shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen for the performance of any labor or the furnishing of any materials for any alteration, addition, improvement or repair to the Leased Property or any part thereof or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Leased Property or any part thereof nor to subject Landlord's estate in the Leased Property or any part thereof to liability under any mechanic's lien law in any way, it being expressly understood that Landlord's estate shall not be subject to any such liability.

          5.2  Tenant's Personal Property.   Subject to the terms of this
          ---  --------------------------
Agreement, Tenant shall provide and maintain throughout the Term all such Tenant's Personal Property as shall be necessary in order to operate in compliance with applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use and all of such Personal Property shall, upon the expiration or earlier termination of this Agreement, become the property of Landlord. If, from and after the Commencement Date, Tenant acquires an interest in any item of tangible personal property on, or in connection with, the Leased Property which belongs to any Person other than Tenant, Tenant shall require the agreements, permitting such use to provide that Landlord or its designee may assume Tenant's rights and obligations under such agreement upon the termination of this Agreement and the assumption of management or operation of the Hotel by Landlord or its designee. Upon termination of the Term, Tenant shall deliver all of Tenant's Personal Property free of all liens and/or encumbrances to Landlord.

          5.3  Surrender.   Upon the expiration or sooner termination of this
          ---  ---------
Agreement, Tenant shall vacate, surrender, and deliver to Landlord the following: (i) the Leased Property, (ii) the Tenant's Personal Property, (iii) the Leased Personal Property, (iv) the Minimum Inventory, and (v) the Minimum Working Capital. Items (i) through (iv) shall be delivered in substantially the same condition as such items were in on the Commencement Date, subject to ordinary wear and tear and Capital Expenditures for which Landlord is responsible, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Agreement (and casualty and Condemnation, in the event that this Agreement is terminated following a casualty or total Condemnation in accordance with Article 10 or Article 11). In
                                                  ----------    ----------
addition, upon the expiration or earlier termination of this Agreement, Tenant shall, at Landlord's sole cost and expense, use its good faith efforts to transfer to and cooperate with Landlord or Landlord's nominee in connection with the processing of all applications for licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental Entities which may be necessary for the use and operation of the Hotel as then operated. After the Expiration Date or the earlier termination of this Agreement, Landlord agrees to honor all reservations and bookings made by Tenant in accordance with the Hotel Standard and reasonable commercial practice.

          5.4  Management Agreement.   Landlord shall have the right to approve
          ---  --------------------
any replacement Manager or replacement Management Agreement, in its sole and absolute discretion. Tenant shall, at its sole cost and expense, perform all of the obligations of "Owner" under the Management Agreement. Tenant or Manager shall be the employer with respect to any and all employees located at the Leased Property. Tenant shall, at all times, direct the Manager to perform all of the Manager's obligations under the Management Agreement. Tenant shall not amend or modify the Management Agreement without Landlord's prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned. Tenant shall not take any action, grant any consent, or, except as provided in the Management Agreement, permit any action under the Management Agreement without the prior written consent of Landlord, which consent will not be unreasonably withheld. Except as provided in the Management Agreement, Tenant shall not, without the Landlord's written approval, which approval may be withheld or granted in Landlord's sole and absolute discretion, agree to: (i) any change in the Manager; (ii) any change in the Management Agreement; (iii) terminate the Management Agreement; or (iv) permit the Manager to assign the Management Agreement. If Landlord shall perform any obligations of "Owner" under the Management Agreement (which Landlord may do subject to Section 12.5),
                                                                 ------------
the cost of such performance shall be payable, upon demand, by Tenant to Landlord with interest accruing from the date which is ten (10) days after the demand date at the Overdue Rate and Landlord shall have the same rights and remedies for failure to pay such costs on demand as for Tenant's failure to pay Minimum Rent.

          5.5  Intentionally Deleted.

          5.6  Minimum Inventory.   On the Commencement Date and thereafter
          ---  -----------------
during the Term, Tenant shall, at its sole cost and expense, furnish and maintain at the Leased Property all Inventory necessary or desirable for the operation of the Leased Property in accordance with the provisions of this Agreement, the Franchise Agreement, the Hotel Standard and reasonable commercial practice. On the Commencement Date and at the commencement of each calendar year, Tenant shall submit to Landlord a detailed list of all Inventory. Tenant, at its sole cost and expense, shall repair, maintain and replace the Inventory so that the greater of
(x) the Minimum Inventory, or (y) the remaining Inventory, is delivered to Landlord on the date of expiration or the earlier termination of this Agreement.

                                   ARTICLE 6
                                   ---------

                              IMPROVEMENTS, ETC.
                              ------------------

            6.1  Improvements to the Leased Property.   Except as provided in
            ---  -----------------------------------
the Annual Budget, or unless otherwise provided in the Management Agreement, Tenant shall not make, construct or install (and shall cause the Manager not to construct or install) any Capital Repairs without, in each instance, obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned provided that (a) construction or installation of the same would not adversely affect or violate any Legal Requirement, Insurance Requirement, the Franchise Agreement **[Sea View --, or the Ground Lease]** applicable to the Leased Property; (b) such Capital Repairs will not affect the structural integrity of the Leased Improvements or adversely affect any of the mechanical or electrical systems of the Leased Improvements; (c) such Capital Repairs are to be completed prior to the expiration of the Term in a good and workmanlike manner; (d) such Capital Repairs do not reduce the value of the Leased Improvements; (e) no Event of Default has occurred and is existing; and (f) Landlord shall have received an Officer's Certificate certifying as to the satisfaction of the conditions set out in clauses (a) through (e) above;

provided, however, that no such consent shall be required in the event an
--------  -------
Emergency Repair is required.   No Capital Repair shall be made which would tie
in or connect any Leased Improvement with any other improvements on property adjacent to the Leased Property (and not part of the Land) including, without limitation, tie-ins of buildings or other structures or utilities without Landlord's prior written consent, which consent may be withheld or granted in Landlord's sole and absolute discretion. Tenant shall not finance, and shall cause the Manager not to finance, the cost of any construction of such improvement by the granting of a lien on or security interest in the Leased Property or such improvement, or Tenant's interest therein, without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord's sole and absolute discretion. Any such improvements shall, upon the expiration or sooner termination of this Agreement, remain or pass to and become the property of Landlord, free and clear of all encumbrances other than Permitted Encumbrances.

          6.2  Salvage.   Any sums received from the sale of any and all
          ---  -------
materials or property, real or personal (collectively "Salvage"), shall be
                                                       -------
deposited into the Reserve Fund.

          6.3  Reserve Fund.   Tenant or Manager shall establish a reserve
          ---  ------------
account (the "Reserve Fund") in accordance with the terms of the Management Agreement. Such funds shall be made available by Landlord for Capital Expenditures set forth in the Annual Budget, Emergency Repairs, and to fund the replacement or refurbishment of FF&E; provided, however, that Tenant shall not use any sums in the Reserve Fund to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856 3(d)) to the extent that doing so would cause the Landlord to recognize income other than "rents from real property" as defined in Section 856(d) of the Code. All Capital Repairs shall be located on the Land and shall be owned by Landlord subject to the provisions of this Agreement. Tenant may not make any Capital Repair which will increase the gross square footage of the Leased Improvements without the prior written consent of Landlord, which consent may be withheld or granted in Landlord's sole and absolute discretion. Upon the Expiration Date or earlier termination of this Agreement, any funds remaining in the Reserve Fund shall remain the property of Landlord.

                                   ARTICLE 7
                                   ---------

                                     LIENS
                                     -----
            7.1  Liens.  Subject to Article 8, Tenant shall not, directly or
            ---  -----              ---------
indirectly, create or allow to remain and shall promptly discharge, at its expense, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or Tenant's leasehold interest therein or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Article 16,
                                                                    ----------
(e) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet due and payable, or (ii) are being contested in accordance with Article 8, (f) liens of mechanics, laborers,
                                   ---------
materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable or are for sums that are being contested in accordance with Article 8, (g) any Hotel Mortgages or other liens which are the
                ---------
responsibility of Landlord pursuant to the provisions of Article 20, (h)
                                                         ----------
Landlord Liens and (i) sewer and public utility charges incurred in the ordinary course of business, so long as (x) the same are not yet due and payable, or (y) are being contested in accordance with Article 8.
                                       ---------

          7.2  Landlord's Lien.   In addition to any statutory landlord's lien
          ---  ---------------
and in order to secure payment of the Rent and all other sums payable hereunder by Tenant, and to secure payment of any loss, cost or damage which Landlord may suffer by reason of Tenant's breach of this Agreement, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon Tenant's Personal Property, and all ledger sheets, files, records, documents and instruments (including, without limitation, computer programs, tapes and related electronic data processing) relating to the operation of the Leased Property (the "Records") and all proceeds therefrom, subject to any Permitted
      -------
Encumbrances; and such Tenant's Personal Property shall not be removed from the Leased Property at any time when a Default or an Event of Default has occurred and is continuing. Upon Landlord's request, Tenant shall execute and deliver to Landlord financing statements in form sufficient to perfect the security interest of Landlord in Tenant's Personal Property and the proceeds thereof in accordance with the provisions of the applicable laws. Tenant hereby grants Landlord an irrevocable limited power of attorney, coupled with an interest, to execute all such financing statements in Tenant's name, place and stead. The security interest herein granted is in addition to any statutory lien for the Rent.

                                   ARTICLE 8
                                   ---------

                              PERMITTED CONTESTS
                              ------------------

            8.1  Permitted Contests.   Subject to and in accordance with the
            ---  ------------------
requirements of any Hotel Mortgage, Tenant shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, Environmental Obligation, lien, attachment, levy, encumbrance, charge or claim (collectively, "Claims") as to the Leased Property, by appropriate legal
                ------
proceedings, conducted in good faith and with due diligence, provided that (a) the foregoing shall in no way be construed as relieving, modifying or extending Tenant's obligation to pay any Claims as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any mortgage, deed of trust **[Sea View -- or Ground Lease,]** encumbering the Leased Property or any interest therein or result in or reasonably be expected to result in a lien attaching to the Leased Property, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment or loss, and (d) Tenant shall indemnify and hold harmless Landlord from and against any cost, claim, damage, penalty or reasonable expense, including, without limitation, reasonable attorneys' fees, incurred by Landlord in connection therewith) or as a result thereof. Landlord agrees to join in any such proceedings if required legally to prosecute such contest, provided that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees by agreement in form and substance reasonably satisfactory to Landlord, to assume and indemnify Landlord with respect to the same. Tenant shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been fully reimbursed by Tenant. If Tenant shall fail (x) to pay or cause to be paid any Claims when finally determined,
(y) to provide reasonable security therefor, or (z) to prosecute or cause to be prosecuted any such contest diligently and in good faith, Landlord may, upon reasonable notice to Tenant (which notice may be oral), pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.

                                   ARTICLE 9
                                   ---------

INSURANCE AND INDEMNIFICATION
-----------------------------

            9.1  General Insurance Requirements.  (i) Tenant shall, or shall
            ---  ------------------------------
cause Manager to, subject to Landlord's prior approval, not to be unreasonably withheld, at Tenant's sole cost and expense, at all times during the Term keep the Leased Property and all property located therein or thereon, insured against the risks and in the amounts as follows and shall maintain the following insurance on, or with respect to, the Leased Property:
               (a) Commercial general liability insurance, including bodily injury and property damage (on an occurrence basis and on a 1994 1SO CGL form or on a form otherwise maintained by similarly situated tenants, including, without limitation, liquor liability exposure, broad form contractual liability, independent contractor's hazard and completed operations coverage) in an amount not less than **[Sea View-- Fifty Million Dollars ($50,000,000.00)]**[Others -- Ten Million Dollars ($10,000,000)]** per
          occurrence which limit can be obtained through a combination of primary and umbrella coverage;

               (b) Worker's compensation insurance or other similar insurance which may be required by Government Agencies or Legal Requirements;

               (c) Such additional insurance as may be reasonably required, from time to time, by Landlord, any Hotel Mortgagee **[Sea View --, or under the Ground Lease,]** and which is customarily carried by comparable lodging properties in the area;

               (d) Innkeeper's legal liability insurance covering property of guests while on the Leased Property for which Landlord is legally responsible with a limit of not less than $1,000 in any one occurrence or $25,000 annual aggregate; and

               (e) Safe deposit box legal liability insurance covering property of guests while in a safe deposit box on the Leased Property for which Landlord is legally responsible with a limit of not less than $25,000 in any one occurrence.

               (f) Comprehensive form vehicle liability insurance for owned, non-owned, and hired vehicles used in connection with the operation of the Leased Property, in the amount of $10,000,000.00.

            (ii) **[LaGuardia--Landlord shall]** Tenant shall, or shall cause Manager to, at Landlord's sole cost and expense, at all times during the Term keep the Leased Property and all property located therein or thereon, insured against the risks and in the amounts as follows and shall maintain the following insurance:

               (a) "All-risk" property insurance, including insurance against loss or damage by fire, vandalism and malicious mischief, explosion of steamboilers, earthquake and hurricane damage, pressure vessels or other similar apparatus, now or hereafter installed in the Hotel located at the Leased Property, with equivalent coverage as that provided by the usual extended coverage endorsements, in an amount equal to one hundred (100%) percent of the then full Replacement Cost thereof;

               (b) Business interruption and blanket earnings plus extra expense under a rental value insurance policy or endorsement covering risk of loss by reason of any hazard covered under the insurance required under this Section 9.1 in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer but in any event for not less than twelve (12) months of Gross Revenues; and

               (c) Flood (if the Leased Property is located in a federally designated flood zone) and such other hazards and in such amounts as may be customary for comparable properties in the area.

          9.2  Replacement Cost.   "Replacement Cost" as used herein, shall mean
          ---  ----------------     ----------------
the actual replacement cost of the property requiring replacement from time to time, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy.

          9.3  Waiver of Subrogation.   Landlord and Tenant agree that (insofar
          ---  ---------------------
as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage from responsible insurance companies doing business in the State) with respect to any property loss which is covered by insurance then being carried by Landlord or Tenant, respectively, the party carrying such insurance and suffering said loss releases the other of and from any and all claims with respect to such loss; and they further agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.

          9.4  Form Satisfactory, Etc.   All insurance policies and endorsements
          ---  ----------------------
required pursuant to this Article 9 shall be fully paid for, nonassessable and,
                          ---------
except for umbrella and flood coverage, be issued by insurance carriers authorized to do business in the State, having a rating of no less than A-:XI in Best's latest rating guide and otherwise satisfactory under any Hotel Mortgage **[Sea View -- or Ground Lease]**. No policy described in Sections 9.1(i)(a),
                                                           -------------------
(ii)(a)-(c) and (iii) shall include a deductible in excess of Twenty Five
---------------------
Thousand Dollars ($25,000) (provided, however, that insurance for earthquake and hurricane damage may include such reasonable deductibles as are consistent with normal industry practice and which are otherwise acceptable to Landlord) and, with the exception of the insurance described in Section 9.1(i)(b), shall name
                                                 -----------------
Landlord and any Hotel Mortgagee as additional insureds, as their interests may appear. All loss adjustments shall be payable as provided in Article 10.
                                                              ----------
Tenant shall cause all insurance premiums to be paid and shall make available such policies and deliver certificates thereof to Landlord prior to their effective date (and, with respect to any renewal policy, prior to the expiration of the existing policy). All such policies shall provide Landlord (and any Hotel Mortgagee if required by the same) thirty (30) days prior written notice of any material change or cancellation of such policy. In the event Tenant shall fail to effect such insurance as herein required, to pay the premiums therefor or to deliver such policies or certificates to Landlord or any Hotel Mortgagee at the times required, Landlord shall have the right, but not the obligation, subject to the provisions of Section 12.5, to acquire such insurance
                                         ------------
and pay the premiums therefor, which amounts shall be payable to Landlord, upon demand, as Additional Charges, together with interest accrued thereon at the Overdue Rate from the date such payment is made until (but excluding) the date repaid.

          9.5  Blanket Policy.   Notwithstanding anything to the contrary
          ---  --------------
contained in this Article 9, Landlord's or Tenant's obligation to maintain the
                  ---------
insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, Tenant or the Manager, as applicable, provided that (a) the coverage thereby afforded will not be reduced or diminished from that which would exist under a separate policy meeting all other requirements of this Agreement, and
(b) the requirements of this Article 9 are otherwise satisfied.
                             ---------

          9.6  No Separate Insurance.   Tenant shall not take out separate
          ---  ---------------------
insurance, concurrent in form or contributing in the event of loss with that required by this Article 9, or increase the amount of any insurance by securing
                 ---------
an additional policy or additional policies, if such separate insurance would reduce the insurance protection afforded Landlord pursuant to the terms of this

Article 9.  In the event Tenant shall take out any such separate insurance or
---------
increase any of the amounts of the then existing insurance, Tenant shall give Landlord prompt Notice thereof.

          9.7  Indemnification of Landlord.   Subject to the provision of
          ---  ---------------------------
Section 9.3, Notwithstanding the existence of any insurance provided for herein
-----------
and without regard to the policy limits of any such insurance, Tenant, or Tenant's Parent or Affiliate pursuant to the Guaranty, shall protect, indemnify and hold harmless Landlord, the REIT and Advisors, for, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and reasonable expenses (including, without limitation, reasonable attorneys'
fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord, the REIT or Advisors, by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks or rights of way; (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Tenant or anyone claiming under Tenant of the Leased Property or Tenant's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Landlord, the REIT or Advisors, is made a party or participant relating to the Leased Property, or Tenant's Personal Property or such use, misuse, non-use, condition, management, maintenance, or repair thereof including failure to perform obligations (other than Condemnation proceedings) to which Landlord, the REIT or Advisors, is made a party; (c) any Impositions that are the obligations of Tenant to pay pursuant to the applicable provisions of this Agreement; (d) the imposition of any "dram act" or similar law relating to liability resulting from the service of wine, beer, liquor or other alcoholic beverages; and (e) any failure on the part of Tenant or anyone claiming under Tenant to perform or comply with any of the terms of this Agreement or the Participating Leases unless any such liability, obligation, claim, damage, penalty, cause of action, cost or reasonable attorneys' fees were incurred as a result of Landlord's, the REIT's or Advisors', gross negligence or willful misconduct; provided, however, for so long as Landlord reasonably determines that its interests are being sufficiently protected and defended by the insurers, pursuant to the policies of insurance required to be maintained by Tenant pursuant to this Article 9, Tenant shall not
                                                     ---------
be obligated to defend Landlord in any such action; provided, further, however, if at any time Landlord reasonably determines that its interests are not being sufficiently protected and defended, then Tenant shall immediately comply with all of the obligations imposed pursuant to this Section 9.7. Except as
                                                -----------
expressly provided herein, Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Landlord, the REIT or Advisors, with counsel reasonably acceptable to Landlord, the REIT or Advisors, or may compromise or otherwise dispose of the same within the policy limits afforded by such insurance, without Landlord's, the REIT's or Advisors', prior consent, unless such compromise would have a material adverse effect on Landlord, or would otherwise prejudice Landlord's rights thereunder. The obligations of Tenant under this Section 9.7 are in addition to the
                                     -----------
obligations set forth in Section 4.3 and shall survive the termination of this
                         -----------
Agreement.

          9.8  Increase in Limits.   If Landlord at any time reasonably deems
          ---  ------------------
the limits of the personal injury or property damage under the commercial public liability insurance then carried by Tenant to be insufficient, Landlord and Tenant shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section 9.8. If the parties fail to agree on such limits, the matter
        -----------
shall be referred to arbitration as provided for in Article 23.
                                                    ----------

                                   ARTICLE 10
                                   ----------

                                   CASUALTY
                                   --------

            10.1  Insurance Proceeds.   Except as provided in the last clause of
            ----  ------------------
this sentence and except as provided in Section 10.4, all proceeds payable by
                                        ------------
reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article 9 shall be paid
                                                  ---------
directly to Landlord. If Tenant is required to reconstruct or repair the Leased Property as provided herein, such proceeds as are made available by any Hotel Mortgagee shall be paid out by Landlord from time to time for the costs of reconstruction or repair of the Leased Property necessitated by such damage or destruction, subject to and in accordance with the provisions of Section 10.2.2.
                                                                 --------------
In the event that the provisions of Section 10.2.1 are applicable, the insurance
                                    --------------
proceeds shall be retained by the party entitled thereto pursuant to Section
                                                                     -------
10.2.1.  All salvage resulting from any risk covered by insurance shall belong
------
to Landlord, provided any rights to the same have been waived by the insurer.


          10.2 Damage or Destruction.
          ---- ---------------------

       10.2.1  Damage or Destruction of Leased Property.  In the event (a) the
       ------  ----------------------------------------
     Leased Property is damaged by fire, explosion or other casualty insured under the fire and extended coverage insurance policy required hereunder (an "Insured Casualty") to the extent of twenty-five percent (25%) or more
          ----------------
     of the insurable value thereof immediately preceding the casualty, (b) the Leased Property is damaged by a casualty or occurrence other than an Insured Casualty, (c) such damage occurs at anytime within the last six (6) months of the Term, (d) the Leased Property or any portion thereof is damaged by fire, explosion or other casualty and the Leased Property cannot be repaired, rebuilt or restored to the same condition under the terms of the Franchise Agreement, under any Legal Requirements or other governmental order or under any other agreement to which the Leased Property is subject or (e) a casualty occurs to a portion of the Hotel which renders the Hotel Unsuitable for Its Permitted Use (a "Prohibited Casualty"), then in such
                                          -------------------
     event Landlord or Tenant may terminate this Agreement by giving written notice of termination to the other party within thirty (30) days after the happening of the event causing the damage. In the event the damage is not extensive enough to give rise to Landlord's option to terminate this Agreement, a Prohibited Casualty has not occurred, or

     Landlord does not elect to terminate this Agreement, Landlord, at Landlord's sole cost and expense shall promptly repair and replace the Leased Property to the condition existing immediately preceding such fire, explosion or other casualty. During any period of reconstruction or repair of the Leased Property, (i) Landlord shall make any business interruption insurance proceeds available to Tenant to pay necessary operating expenses and Rent with respect to the Leased Property, (ii) Tenant shall operate its business in the Leased Property to the extent practicable, and (iii) Minimum Rent payable under this Agreement by Tenant shall be abated during the period of such repair and restoration to the extent the Leased Property is not tenantable.

       10.2.2  Disbursement of Proceeds.  In the event Tenant undertakes to
       ------  ------------------------
     restore the Leased Property after an Insured Casualty or, if this Agreement has not been terminated, a Prohibited Casualty, Tenant shall (or shall cause the Manager to) commence promptly and continue diligently to perform the repair and restoration of the Leased Property (hereinafter called the

     "Work"), so as to restore the Leased Property in compliance with all Legal
      ----
     Requirements and so that the Leased Property shall be, to the extent practicable, substantially equivalent in value and general utility to its general utility and value immediately prior to such damage or destruction. Subject to the terms hereof, Landlord shall advance the insurance proceeds to Tenant regularly during the repair and restoration period so as to permit payment for the cost of any such restoration and repair. Any such advances shall be made not more than monthly within ten (10) Business Days after Tenant submits to Landlord a written requisition and substantiation therefor containing such information and in such form as may be reasonably required by Landlord. Landlord may, at its option, condition advancement of said insurance proceeds and other amounts on (a) the absence of any Event of Default, (b) its approval of plans and specifications of an architect satisfactory to Landlord (which approval shall not be unreasonably withheld or delayed), (c) general contractors' estimates, (d) architect's certificates, (e) unconditional lien waivers of general contractors, if available, (f) evidence of approval by all governmental authorities and other regulatory bodies whose approval is required and (g) such other certificates as Landlord may, from time to time, reasonably require. Landlord's obligation to disburse insurance proceeds under this

     Article 10 shall be subject to the release of such proceeds by any Hotel
     ----------
     Mortgagee to Landlord. Notwithstanding anything contained in this Agreement, in the event that any Hotel Mortgagee does not release insurance proceeds to Landlord, unless Landlord determines, in its sole and absolute discretion, to make monies in the amount of such proceeds available to Tenant for repair or restoration of the Leased Property, Tenant shall have no obligation to repair or restore the Leased Property. If a Hotel Mortgagee or Landlord releases only a portion of insurance proceeds to Tenant and Landlord does not, in its sole and absolute discretion, make any shortfall in the amount of insurance proceeds released by a Hotel Mortgagee available to Tenant for repair or restoration of the Leased Property, Tenant shall only be obligated to repair and restore the Leased Property to the extent of moneys released by Hotel Mortgagee or Landlord, plus any sums made available by Landlord for repairs and restoration.

          10.3 Damage Near End of Term.   Notwithstanding any provisions of
          ---- -----------------------
Section 10.1 or 10.2 to the contrary, if damage to or destruction of the Leased
--------------------
Property occurs during the last twelve (12) months of the Term and if such damage or destruction cannot reasonably be expected to be fully repaired and restored prior to the date that is six (6) months prior to the end of the Term, the provisions of Section 10.2.1 shall
                                                       --------------
apply as if the Leased Property had been totally or partially destroyed and the Hotel rendered Unsuitable for its Permitted Use.

          10.4 Tenant's Property.   All insurance proceeds payable by reason of
          ---- -----------------
any loss of or damage to any of Tenant's Personal Property shall be paid to Tenant and, to the extent necessary to repair or replace Tenant's Personal Property in accordance with Section 10.5, Tenant shall hold such proceeds to pay
                            ------------
the cost of repairing or replacing damaged Tenant's Personal Property.

          10.5 Restoration of Tenant's Property.   If Tenant is required to
          ---- --------------------------------
restore the Leased Property as hereinabove provided, Tenant shall either (a) restore Tenant's Personal Property, if any, or (b) replace Tenant's Personal Property, if any, with items of the same or better quality and utility to the operation of the Leased Property.

          10.6 Waiver.   Tenant hereby waives any statutory rights of
          ---- ------
termination which may arise by reason of any damage or destruction of the Leased Property.

          10.7 Casualty -- Conflicting Terms.   Notwithstanding any provision of
          ---- -----------------------------
this Article 10 to the contrary, if any Hotel Mortgage, **[Sea View -- Ground
     ----------
Lease,]** or Management Agreement contains provisions which apply in the event of a casualty and which are in conflict with the terms of this Article 10, then
                                                               ----------
such Hotel Mortgage, **[Sea View -- Ground Lease,]** or Management Agreement shall control to the extent of such conflict.

                                   ARTICLE 11
                                   ----------

                                 CONDEMNATION
                                 ------------

            11.1  Total Condemnation, Etc.   In the event (a) the whole of the
            ----  -----------------------
Leased Property shall be taken or condemned for a public or quasi-public use or purpose by a Condemnor or sold by Landlord in lieu thereof, (b) such a portion of the Leased Property shall be taken, condemned or sold in lieu thereof so that the balance cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or (c) the Leased Property or any portion thereof shall be taken or condemned for a pubic or quasi-public use or purpose by a Condemnor or sold by Landlord in lieu thereof and Landlord is unable to repair, rebuild or restore the same under the terms of any agreement to which it is a party, under the Franchise Agreement or under any Legal Requirements or other governmental order to which Landlord or the Leased Property is subject (a "Prohibited Taking"), this Agreement shall terminate upon
                        -----------------
delivery of possession to the Condemnor or its assignee, and any Award shall be paid to and be the sole property of Landlord whether the Award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Land or otherwise, and Tenant hereby assigns to Landlord all of Tenant's
right, title and interest in and to any and all of the Award.   Tenant shall
have no claim against Landlord by reason of such taking or termination and shall not have any claim or right to any portion of the Award to be paid to Landlord. Tenant shall continue to pay Rent and other charges hereunder until the Agreement is terminated.

          11.2 Partial Taking.   In the event (a) only a part of the Leased
          ---- --------------
Property is taken or condemned but the Leased Property or the part remaining can still be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, or (b) a Prohibited Taking has not occurred, this Agreement shall not terminate and Landlord, at Landlord's sole cost and expense, shall repair and restore the remaining Leased Improvements provided the cost and expense of such repair and restoration does not exceed the amount of the Award. If the cost of such repair and restoration exceeds the amount of the Award, Landlord may terminate this Agreement by giving written notice of termination to Tenant within thirty (30) days of the delivery of possession to the Condemnor. If Landlord is obligated to repair and restore the remaining Leased Improvements as herein provided, there shall be no abatement or reduction in any Rent or other charges payable by Tenant under this Agreement because of such taking or condemnation; provided, however, Minimum Rent shall be abated (i) during the period of such restoration, to the extent the Leased Property is not tenantable, or (ii) following the completion of the restoration, to the extent the Leased Improvements are not tenantable.

          11.3 Tenant's Award.   Tenant shall have no right to claim and recover
          ---- --------------
from the Condemnor or from Landlord such compensation as may otherwise be separately awarded to Tenant for any damage to Tenant's business by reason of such condemnation and for any cost or loss incurred by Tenant in removing or relocating Tenant's merchandise, fixtures and furnishings to the extent same would decrease Landlord's Award.

          11.4 Condemnation -- Conflicting Terms.   Notwithstanding any
          ---- ---------------------------------
provision of this Article 11 to the contrary, if any Hotel Mortgage, **[Sea View
                  ----------
-- Ground Lease,]** or Management Agreement contains provisions which apply in the event of a condemnation and which are in conflict with the Terms of this

Article 11, then such Hotel Mortgage, **[Sea View -- Ground Lease,]** or
----------
Management Agreement shall control to the extent of such conflict.

                                   ARTICLE 12
                                   ----------

                             DEFAULTS AND REMEDIES
                             ---------------------

            12.1  Events of Default.   The occurrence of any one or more of the
            ----  -----------------
following events shall constitute an "Event of Default" hereunder:
                                      ----------------
               (a) should Tenant fail to make any payment of the Rent or any other sum when due and such failure shall continue for a period of ten
          (10) days after notice by Landlord; provided, however, that in the event Landlord has given two (2) such notices in any one (1) Fiscal Year, Landlord shall not be required to give any further notices and, thereafter, an Event of Default shall then occur; or

               (b) should Tenant or the Manager fail to reimburse Landlord for the costs of insurance maintained under Article 9, or should Tenant or
                                                  ---------
          the Manager fail to maintain any insurance coverages required under

          Article 9, and such failure shall continue for ten (10) days after
          ---------
          Notice thereof (except that no Notice shall be required if any such insurance coverages shall have lapsed); or

               (c) should Tenant default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it (other than as specified in clauses (a)
          and (b) above and (d) through (s) below) such default shall continue for a period of thirty (30) days after Notice thereof from Landlord to Tenant; provided, however, that if such default is susceptible of cure
                  --------  -------
          but such cure cannot be accomplished with due diligence within such period of time and if, in addition, Tenant commences to cure or cause to be cured such default within fifteen (15) days after Notice thereof from Landlord and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time as may be reasonably and commercially necessary to cure such default with all due diligence; or

               (d) should an event of default occur and be continuing beyond the expiration of any applicable cure period under any of the Incidental Documents; or

               (e) should there occur a final unappealable determination by a Government Agency of the revocation or limitation of any material license, permit, certification or approval required for the lawful operation of the Hotel in accordance with its Permitted Use or the loss or material limitation of any material license, permit, certification or approval under any other circumstances under which Tenant or the Manager is required to cease its operation of the Hotel in accordance with its Permitted Use at the time of such loss or limitation if such revocation or limitation was a result of any act or failure to act by Manager or Tenant; or

               (f) should Tenant or Manager generally not be paying its debts as they become due or should Tenant make a general assignment for the benefit of creditors; or

               (g) should Tenant or Manager file a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or consent to the appointment of a custodian, receiver, trustee or other similar office with respect to it or any substantial part of its assets, or take corporate action for the purpose of any of the foregoing; or if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Tenant or Manager, a custodian, receiver, trustee or other similar officer with respect to Tenant or Manager or any substantial part of its assets, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Tenant or Manager, or if any petition for any such relief shall be filed against Tenant or Manager and such petition shall not be dismissed within one hundred twenty (120) days; or

               (h) should Tenant or Manager cause or institute any proceeding for its dissolution or termination; or

               (i) should Tenant or Manager be, or cause Landlord to be, in default under the Hotel Mortgage **[Sea View --, the Ground Lease,]** or any mortgage or deed of trust or other similar security document which is secured by Tenant's leasehold interest hereunder or should the mortgagee or beneficiary, as applicable, under any such leasehold mortgage or leasehold deed of trust or other similar security document accelerate the indebtedness secured thereby or commence a foreclosure action in connection with said leasehold mortgage; provided, however, if (i) Tenant agrees in writing to indemnify Landlord for any and all costs, expenses, and fees of Landlord (including reasonable attorneys' fees) in connection with said default, and (ii) Landlord's interest in the Leased Property will not be materially adversely effected by any delay in the cure of such default, then Tenant shall have thirty (30) days to cure any such default; or

               (j) should the estate or interest of Tenant in the Leased Property or any part thereof be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of (i) one hundred twenty (120) days after commencement thereof, unless the amount in dispute is less than $50,000.00, in which case Tenant shall give notice to Landlord of the dispute but Tenant may defend in any suitable way, and (ii) thirty (30) days after receipt by Tenant of Notice thereof from Landlord (unless Tenant shall be contesting such lien or attachment in good faith in accordance with

          Article 8); or
          ---------

               (k) should any default by Tenant as "Owner" under the Management Agreement occur and be continuing beyond the expiration of any applicable cure period under the Management Agreement; or

               (l) should a Change of Control of Tenant occur other than as provided in Sections 22.22 or 5.4, respectively; or
                      --------------    ---
               (m) should Tenant or Manager be, or cause Landlord to be, in default beyond applicable grace periods, if any, under any Franchise Agreement relating to the Leased Property including any Termination of the Franchise Agreement, if any, without Landlord's prior written consent; or

               (n) should Tenant or Manager voluntarily cease operations of the Leased Property for more than three (3) days other than by reason of casualty, Condemnation or Force Majeure; or

               (o) should the estate or interest of Tenant in this Agreement voluntarily or involuntarily, be transferred, assigned, conveyed, levied upon or attached; or

               (p) should Tenant fail to observe or perform any other term of any Participating Leases and the continuation of such failure for a period of thirty (30) days after receipt by Tenant of notice from the Landlord thereof, unless Tenant is diligently proceeding to cure, in which case the cure period will be extended to one hundred eighty
          (180) days; provided, however, if such failure cannot be cured
                      --------  -------
          within the one hundred eighty (180) day period and the Tenant continues to act, with diligence, to correct such failure within said one hundred eighty (180) days, then Tenant will be afforded up to an additional ninety (90) days to cure such failure; or

               (q) should an Event of Default occur under a Participating Lease; or

               (r) **[Sea View -- (r) should Tenant or Manager be, or cause Landlord to be, in default beyond applicable grace periods, if any, under any Ground Lease affecting the Leased Property; or]**

               (s) Should Tenant fail to maintain the Security Deposit in accordance with the procedures set forth in Exhibit F; or
                                                      ---------
               (t) Should Tenant fail to comply with the Minimum Operating Standards for a period of thirty (30) days after notice thereof; provided, however, that in the event Landlord has given one (1) such notice during the Term, Landlord shall not be required to give any further notice and, thereafter, an Event of Default shall then occur; or

               (u) Should there be a Change in Operation without Landlord's prior written consent which such Change in Operation is not corrected within thirty (30) days after Landlord's request therefor; or

               (v) Should Tenant incur any Indebtedness except as expressly provided in Section 21.4;
                      ------------
then, and in any such event, Landlord, in addition to all other remedies available to it, may terminate this Agreement by giving Notice thereof to Tenant and upon the expiration of the time, if any, fixed in such Notice, this Agreement shall terminate and all rights of Tenant under this Agreement shall cease. Landlord shall have and may exercise all rights and remedies available at law and in equity to Landlord as a result of Tenant's breach of this Agreement.

          12.2 Remedies.   None of (a) the termination of this Agreement
          ---- --------
pursuant to Section 12.1, (b) the repossession of the Leased Property or any
            ------------
portion thereof, (c) the failure of Landlord to re-let the Leased Property or any portion thereof, nor (d) the re-letting of all or any portion of the Leased Property, shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession or re-letting. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property through and including the date of such termination. Thereafter, Tenant, until the end of what would have been the Term of this Agreement in the absence of such termination, and whether or not the Leased Property or any portion thereof shall have been re-let, shall be liable to Landlord for, and shall pay to Landlord, as current damages, the Rent and other charges which would be payable hereunder for the remainder of the Term had such termination not occurred, less the net proceeds, if any, of any re-letting of the Leased Property, after deducting all reasonable expenses in connection with such re-letting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such re-letting. Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Rent would have been payable hereunder if this Agreement had not been so terminated. At any time after such termination, as liquidated final damages beyond the date of such termination, at Landlord's election, Tenant shall pay to Landlord an amount equal to the present value (discounted at the Interest Rate) of the excess, if any, of the Rent and other charges which would be payable hereunder from the date of such termination (assuming that, for the purposes of this
Section 12.2, annual payments by Tenant on account of Additional Charges and
------------
Participating Rent would be the same as payments required for the immediately preceding twelve (12) calendar months, or if less than twelve (12) calendar months have expired since the Commencement Date, the payments required for such lesser period adjusted to an annual amount) for what would be the then unexpired term of this Agreement if the same remained in effect, over the fair market rental for the same period, less any current damages already paid by Tenant. Nothing contained in this Agreement shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above. In case of any Event of Default, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (a) re-let the Leased Property or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option, be equal to, less than or exceed the period which would otherwise have constituted the balance of the Term and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to re-let the same, and (b) may make such reasonable alterations, repairs and decorations in the Leased Property or any portion thereof as Landlord in its sole and absolute discretion, considers advisable and necessary for the purpose of re-letting the Leased Property; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for any failure to re-let all or any portion of the Leased Property, or, in the event that the Leased Property is re-let, for failure to collect the rent under such re-letting. To the maximum extent permitted by law, Tenant hereby expressly waives any and all rights of redemption granted under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Leased Property, by reason of the occurrence and continuation of an Event of Default hereunder. Additionally, upon the occurrence of an Event of Default, Landlord may, in addition to any other remedies provided herein or available at law or in equity, enter upon the Leased Property or any portion thereof and take possession of any and all of Tenant's Personal Property, if any, and the Records, without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same at public or private sale, after giving Tenant reasonable Notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant's Personal Property, if any, unless otherwise prohibited by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable Notice shall be met if such Notice is given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such property (including, without limitation, reasonable attorneys' fees) shall be applied as a credit against the indebtedness which is secured by the security interest granted in Section 7.2.
                                                                  ------------
Any surplus shall
be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiency to Landlord, as Additional Charges, upon demand. Notwithstanding anything herein contained to the contrary, Tenant shall not be liable to Landlord for consequential, punitive or exemplary damages.

          12.3 Tenant's Waiver.   IF THIS AGREEMENT IS TERMINATED PURSUANT TO
          ---- ---------------
SECTION 12.1 OR 12.2, TENANT WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY RIGHT
--------------------
TO A TRIAL BY JURY IN THE EVENT OF SUMMARY PROCEEDINGS TO ENFORCE THE REMEDIES SET FORTH IN THIS ARTICLE 12, AND THE BENEFIT OF ANY LAWS NOW OR HEREAFTER IN
                  ----------
FORCE EXEMPTING PROPERTY FROM LIABILITY FOR RENT OR FOR DEBT.

          12.4 Application of Funds.   Any payments received by Landlord under
          ---- --------------------
any of the provisions of this Agreement during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant's current and past due obligations under this Agreement in such order as Landlord may determine or as may be prescribed by the laws of the State.

          12.5 Landlord's Right to Cure Tenant's Default.   If an Event of
          ---- -----------------------------------------
Default shall have occurred and be continuing, Landlord, after Notice to Tenant (which Notice shall not be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the maximum extent permitted by law, enter upon the Leased Property or any portion thereof for such purpose and take all such action thereon as, in Landlord's sole and absolute discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Overdue Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.

                                   ARTICLE 13
                                   ----------

                                 HOLDING OVER
                                 ------------

            13.1  Holding Over.   Any holding over by Tenant after the
            ----  ------------
expiration or sooner termination of this Agreement after thirty (30) days prior written notice by Landlord shall be treated as a daily tenancy at sufferance at a rate equal to one and one-half (1.5) times the Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all direct damages sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Agreement, to the extent applicable. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Agreement.

                                   ARTICLE 14
                                   ----------

                            LIMITATION ON LIABILITY
                            -----------------------

            14.1  Limitation of Liability.   (a)  Notwithstanding any provision
            ----  -----------------------
of this Agreement to the contrary, there shall be absolutely no personal liability on the part of Landlord or the REIT or their Affiliates, shareholders, directors, trustees, partners, advisors, agents, employees, or their respective successors or assigns or any mortgagee in possession, with respect to any of the terms, covenants, or conditions of this Agreement with respect to any act, omission or negligence of Landlord. Tenant shall look solely to Landlord's estate and property in the Leased Property and the proceeds thereof for the satisfaction of Tenant's remedies whether for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of any default by Landlord hereunder or otherwise, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Agreement, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Leased Property.

               (b) Notwithstanding any provision of this Agreement to the contrary, there shall be absolutely no personal liability on the part of Tenant's Parent or Affiliates with respect to any of the terms, covenants, or conditions of this Agreement with respect to any act, omission or negligence of Tenant. Landlord shall look solely to Tenant's property and the proceeds thereof for the satisfaction of Landlord's remedies whether for the collection of any judgment or other judicial process requiring the payment of money by Tenant in the event of any default by Tenant hereunder or otherwise

                                   ARTICLE 15
                                   ----------

                                   SECURITY
                                   --------
            15.1  Security Deposit.
            ----  ----------------
               (a) To secure the debt, liability and obligations of Tenant to Landlord under this Agreement and the Participating Leases and any amendments, modifications, extensions, renewals or replacements of this Agreement and the Participating Leases (all of which liabilities and obligations of Tenant being herein collectively referred to as the "Security Obligations"), Tenant shall from and after the Commencement
           --------------------
          Date, and from time to time as required herein, until such amounts representing the Security Deposit (hereinafter defined) have been deposited with Landlord, deposit with Landlord an amount equal to fifty percent (50%) of Net Cash Flow which, at Tenant's election, may be utilized by Landlord to purchase, on behalf of Tenant, REIT Shares, and shall pledge, hypothecate, assign, transfer and grant to Landlord a continuing lien and perfected security interest in and to such items and in such amounts and as further described on Exhibit F attached
                                                          ---------
          hereto and hereby made a part hereof, and all renewals, extensions and substitutions thereof, together with all rights in connection with the foregoing, including, but not limited to, all distributions, including cash, and other property, real or personal, tangible or intangible, and all proceeds distributed on account of the foregoing, and substitutions for and proceeds or products of any of the foregoing (collectively, the "Security Deposit").
                              ----------------

               (b) Tenant agrees that Landlord may at any time, after the occurrence of an Event of Default and without notice and demand to Tenant, and at Landlord's sole cost except as otherwise expressly provided herein, (i) notify the obligor on or issuer of any Security Deposit to make payment to Landlord of any amounts due or distributed thereon, (ii) in Tenant's name or Landlord's name enforce collection of any Security Deposit by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Security Deposit, (iii) receive all proceeds of the Security Deposit, and (iv) hold any increase or profits received from the Security Deposit as additional security for the Security Obligations, except that any money received from the Security Deposit shall, at Landlord's option, be applied in reduction of the Security Obligations, in such order of application as Landlord may determine; provided, however, nothing contained herein shall preclude Landlord from exercising all rights and remedies available at law and in equity to Landlord as a result of Tenant's breach of this Agreement.

          15.2 Representations, Warranties and Covenants.   Tenant represents
          ---- -----------------------------------------
and warrants to and covenants and agrees with Landlord that: (a) Tenant will duly endorse each and every instrument constituting the Security Deposit by signing on said instrument or by signing a separate document of assignment or transfer, if required by Landlord; (b) Tenant shall not sell or transfer or contract to sell or transfer the Security Deposit or any portion thereof until same is seized by Landlord; (c) Tenant shall pay, when due, all taxes and other governmental charges levied or assessed upon or against any Security Deposit;
(d) at any time, upon request by Landlord, Tenant shall deliver to Landlord all notices, financial statements, reports or other communications received by Tenant as an owner or holder of the Security Deposit; (e) Tenant shall upon receipt deliver to Landlord in pledge as Security Deposit all proceeds distributed on account of the Security Deposit such as cash flow and sale proceeds; (f) Tenant is the owner of the Security Deposit free and clear of all liens, encumbrances, security interests and restrictions, except for any security interests granted to Landlord pursuant to the terms of this Agreement; and (g) the pledge of the Security Deposit herein by Tenant has been duly authorized by all requisite actions of Tenant and is not in breach of any agreement of Tenant. Tenant hereby agrees to execute any and all instruments required by Landlord to establish, maintain and continue Landlord's perfected security interest in the Security Deposit.

          15.3 Possession and Maintenance of Security Deposit.   The Security
          ---- ----------------------------------------------
Deposit shall be at all times in the possession of Landlord. All cash, and distributions of cash from REIT Shares, held in connection with the Security Deposit shall be held in an interest bearing account. Landlord shall take all necessary action as it deems appropriate to preserve, protect, replenish and maintain the Security Deposit and the rights represented and evidenced by the Security Deposit, and the costs and expenses thereof shall be paid by Tenant; provided, however, Landlord shall not have any liability for any loss to the Security Deposit not attributable to Landlord's gross negligence, or intentional misconduct, and no such loss shall relieve Tenant of its obligations under this Agreement. Landlord shall, at the Termination of this Agreement, and after the surrender of the Leased Property pursuant to the Terms of Article 5 hereof, return the balance, if any, of the Security Deposit to Tenant.

                                   ARTICLE 16
                                   ----------

                           SUBLETTING AND ASSIGNMENT
                           -------------------------

            16.1  Subletting and Assignment.   Tenant shall not, except in the
            ----  -------------------------
ordinary course of hotel operations and as otherwise expressly provided herein, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole and absolute discretion), assign, mortgage, pledge, hypothecate, encumber or otherwise transfer this Agreement or sublease (which term shall be deemed to include the granting of concessions, licenses and the like), all or any part of the Leased Property or suffer or permit this Agreement or the leasehold estate created hereby or any other rights arising under this Agreement to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or operation of the Leased Property by any Person other than Tenant and the Manager, on behalf of Tenant pursuant to the express terms of the Management Agreement, or the Leased Property to be offered or advertised for assignment or subletting. For purposes of this Section 16.1,
                                                                  ------------
an assignment of this Agreement shall be deemed to include any transaction pursuant to which Tenant is merged or consolidated with another Person or pursuant to which all or substantially all of Tenant's assets are transferred to any other Entity, as if such Change in Control or transaction were an assignment of this Agreement; provided, however, Tenant shall have the right to assign this Agreement to any successor or assignee of Tenant which may result from any merger, consolidation or reorganization or to another corporation or entity which acquires all or substantially all of the business and assets of Tenant as long as Tenant remains liable hereunder. No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder), and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in this Section 16.1. No assignment, subletting or occupancy shall affect any
        ------------
Permitted Use. Any subletting, assignment or other transfer of Tenant's interest under this Agreement in contravention of this Section 16.1 shall be
                                                       ------------
voidable at Landlord's option.

          16.2 Required Sublease Provisions.   Any sublease of all or any
          ---- ----------------------------
portion of the Leased Property entered into on or after the date hereof shall be consistent with any applicable terms and conditions of the Management Agreement and shall provide: (a) that it is subject and subordinate to this Agreement and to the matters to which this Agreement is or shall be subject or subordinate;
(b) that in the event of termination of this Agreement or reentry or dispossession of Tenant by Landlord under this Agreement, Landlord may, at its option, terminate such sublease or take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Hotel Mortgagee, as holder of a mortgage or as Landlord under this Agreement, if such mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month's Rent, (iv) be bound by any covenant of Tenant to undertake or complete any construction of the Leased Property or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance and restoration provided for under the sublease that are performed after the date of such attornment, (vii) be responsible for any monies owing by Tenant to the credit of such subtenant, or (viii) be required to remove any Person occupying any portion of the Leased Property; and (c) in the event that such subtenant receives a written Notice from Landlord or any Hotel Mortgagee stating that an Event of Default has occurred and is continuing, such subtenant shall thereafter be obligated to pay all rentals accruing under such sublease directly to the party giving such Notice or as such party may direct for so long as such Event of Default remains uncured. All rentals received from such subtenant by Landlord or the Hotel Mortgagee, as the case may be, shall be credited against the amounts owing by Tenant under this Agreement and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. An original counterpart of each such sublease and assignment and assumption, duly executed by Tenant and such subtenant or assignee, as the case may be, in form and substance reasonably satisfactory to Landlord, shall be delivered promptly to Landlord and (a) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Agreement on the part of Tenant to be kept and performed and shall be, and become, jointly and severally liable with Tenant for the performance thereof and (b) in case of either an assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. The provisions of this Section 16.2 shall not be
                                                      ------------
deemed a waiver of the provisions set forth in Section 16.1.
                                               ------------

          16.3 Sublease Limitation.   For so long as the REIT shall seek to
          ---- -------------------
qualify as a real estate investment trust, anything contained in this Agreement to the contrary notwithstanding, Tenant shall not sublet the leased Property on any basis such that the rental to be paid by any sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of such sublessee, or (b) any other formula such that any portion of such sublease rental, if it were paid as rent directly to the REIT, would fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Code, or any similar or successor provision thereto nor shall Tenant sublease the Leased Property to, or enter into any similar arrangement with, any Person in which the REIT owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d) of the Code or any similar or successor provisions thereto; provided, however, after Landlord has approved such sublease, the failure of Tenant to comply with this Section 16.3
                                                                  ------------
shall not constitute an Event of Default with respect to such sublease, as approved.

                                   ARTICLE 17
                                   ----------

                ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS
                -----------------------------------------------

            17.1  Estoppel Certificates.   At any time and from time to time,
            ----  ---------------------
but in no event more than four (4) times per Fiscal Year, upon not less than ten
(10) Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other an Officer's Certificate certifying that this Agreement is unmodified and in full force and effect (or that this Agreement is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request. Any such certificate furnished pursuant to this Section
                                                                     -------
17.1 may be relied upon by the requesting party, its lenders and any prospective
----
purchaser or mortgagee of the Leased Property or the leasehold estate created hereby.

          17.2 **[Omaha -- 17.2  Financial Statements.   Tenant shall keep true
          ---- --------          --------------------
records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP, where applicable. All records and books of account of Tenant shall be maintained by Tenant for a period of not less than seven (7) years after the termination of the Term. Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP and the Uniform System of Accounts, where applicable, except for changes approved by such independent public accountants. Tenant shall provide to Landlord either in a footnote to the financial statements delivered under this Section 17.2 which relate to the period in which
                                ------------
such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements. Tenant shall furnish the following statements to Landlord:

               (a) within twenty (20) days after each of the first three quarters of any Fiscal Year, the most recent Financials, accompanied by a Financial Officer's Certificate;

               (b) within one hundred twenty (120) days after the end of each Fiscal Year, the most recent Financials for such year, accompanied by a Financial Officer's Certificate;

               (c) within twenty (20) days after the end of each Accounting Period, an unaudited operating statement prepared for the Leased Property, including Gross Revenues and Gross Operating Expenses, accompanied by a Financial Officer's Certificate containing an explanation of the performance of the Leased Property;

               (d) promptly after the sending or filing thereof, copies of all reports, if any, which Tenant or Manager sends to its security holders generally, and copies of all periodic reports, if any, which Tenant or Manager files with the SEC or any stock exchange on which its shares are listed or traded;

               (e) promptly after the delivery thereof to Tenant, a copy of any management letter or written report prepared by the certified public accountants with respect to the financial condition, operations, business or prospects of Tenant;

               (f) at any time and from time to time upon not less than twenty
          (20) days Notice from Landlord, and to the extent same is within the reasonable control of Tenant, any Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, Government Agency or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

               (g) promptly, upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant as Landlord reasonably may request from time to time.

Landlord may at any time, and from time to time, provide any Hotel Mortgagee with copies of any of the foregoing statements. In addition, Landlord shall have the right, from time to time at Landlord's sole cost and expense, upon reasonable Notice, during Tenant's customary business hours, to cause Tenant's books and records with respect to the Leased Property to be audited by auditors selected by Landlord at the place where such books and records are customarily kept.

          17.3 Annual Budget.   Prior to the commencement of each Lease Year,
          ---- -------------
Tenant shall prepare and submit to Landlord an operating budget (the "Operating
                                                                      ---------
Budget") and a capital budget (the "Capital Budget") prepared in accordance with
------                              --------------
the requirements of this Section 17.3.  The Operating Budget and the Capital
                         ------------
Budget (together, the "Annual Budget") shall show the following:
                       -------------

               (a) Tenant's reasonable estimate of Gross Revenues (including estimated room rates and Room Revenues, Food Sales, Beverage Sales, Telephone Revenues, and Other Income) and estimates of all amounts needed for the following expenses: administrative and general; advertising and sales promotion; heat, light and power; repairs and maintenance; and expenses for the rooms, food and beverage, and other operating departments of the Hotel, and Additional Charges, for the forthcoming Lease Year itemized on schedules on a monthly basis as approved by Landlord and Tenant;

               (b) A schedule of all Capital Expenditures and Capital Repairs and replacements and renewals of FF&E planned for the forthcoming Lease Year;

               (c) Tenant's proposal for the Competitive Set; and

               (d) Any other schedules reasonably requested by Landlord.

          Landlord, Tenant and Manager shall consult in good faith concerning the Operating Budget within twenty (20) days after Landlord's receipt of the Operating Budget. Tenant and Manager shall, after such consultations, submit to Landlord within ten (10) days after the expiration of such twenty (20) day period an appropriate revised Operating Budget. Landlord shall have the right to approve the Capital Budget except for certain items to be selected by Manager (not to exceed in the aggregate the greater of $50,000 or 15% of the estimated amount to be contributed to the Reserve Fund for the applicable Fiscal Year).
If Landlord disapproves any items in the Capital Budget, Landlord shall recommend alternative expenditures in an equal aggregate dollar amount for such Fiscal Year. In the event the recommendations as to alternative expenditures are rejected, the items in dispute on the Capital Budget will be submitted to a recognized hotel accounting firm for resolution, in keeping with the need to maintain the position of the Hotel in its geographical market and as a member of the Marriott chain of hotels. Such firm shall be jointly selected by Landlord, Tenant and Manager (neither such approval to be unreasonably withheld). Such accounting firm's decision on such matters will be binding on the parties, and the expenses incurred for such firm's analysis and determination will be paid by all parties equally; provided, however, with respect to Capital Expenditures or
                     --------  -------
Capital Repairs which would exceed twenty-five percent (25%) of the amounts to be contributed to the Reserve Fund in such Fiscal Year, such determination shall not be binding on Landlord.]**

          17.4 **[Laguardia -- 17.4  Financial Statements.   Tenant shall keep
                  ---------          --------------------
true records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP, where applicable. All records and books of account of Tenant shall be maintained by Tenant for a period of not less than seven (7) years after the termination of the Term. Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP and the Uniform System of Accounts, where applicable, except for changes approved by such independent public accountants. Tenant shall provide to Landlord either in a footnote to the financial statements delivered under this Section 17.2 which relate to the period in which
                                ------------
such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements. Tenant shall furnish the following statements to Landlord:

               (a) within twenty (20) days after each of the first three quarters of any Fiscal Year, the most recent Financials, accompanied by a Financial Officer's Certificate;

               (b) within sixty (60) days after the end of each Fiscal Year, the most recent Financials for such year, accompanied by a Financial Officer's Certificate;

               (c) within twenty (20) days after the end of each Accounting Period, an unaudited operating statement prepared for the Leased Property, including Gross Revenues and Gross Operating Expenses, accompanied by a Financial Officer's Certificate containing an explanation of the performance of the Leased Property;

               (d) promptly after the sending or filing thereof, copies of all reports, if any, which Tenant or Manager sends to its security holders generally, and copies of all periodic reports, if any, which Tenant or Manager files with the SEC or any stock exchange on which its shares are listed or traded;

               (e) promptly after the delivery thereof to Tenant, a copy of any management letter or written report prepared by the certified public accountants with respect to the financial condition, operations, business or prospects of Tenant;

               (f) at any time and from time to time upon not less than twenty
          (20) days Notice from Landlord, and to the extent same is within the reasonable control of Tenant, any Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, Government Agency or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

               (g) promptly, upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant as Landlord reasonably may request from time to time.

Landlord may at any time, and from time to time, provide any Hotel Mortgagee with copies of any of the foregoing statements. In addition, Landlord shall have the right, from time to time at Landlord's sole cost and expense, upon reasonable Notice, during Tenant's customary business hours, to cause Tenant's books and records with respect to the Leased Property to be audited by auditors selected by Landlord at the place where such books and records are customarily kept.

          17.5 Annual Budget.   Prior to the commencement of each Lease Year,
          ---- -------------
Tenant shall prepare and submit to Landlord an operating budget (the "Operating
                                                                      ---------
Budget") and a capital budget (the "Capital Budget") prepared in accordance with
------                              --------------
the requirements of this Section 17.3.  The Operating Budget and the Capital
                         ------------
Budget (together, the "Annual Budget") shall show the following:
                       -------------
               (a) Tenant's reasonable estimate of Gross Revenues (including estimated room rates and Room Revenues, Food Sales, Beverage Sales, Telephone Revenues, and Other Income) and estimates of all amounts needed for the following expenses: administrative and general; advertising and sales promotion; heat, light and power; repairs and maintenance; and expenses for the rooms, food and beverage, and other operating departments of the Hotel, and Additional Charges, for the forthcoming Lease Year as approved by Landlord and Tenant;

               (b) A schedule of all Capital Expenditures and Capital Repairs and replacements and renewals of FF&E planned for the forthcoming Lease Year;

               (c) Tenant's proposal for the Competitive Set; and

               (d) Any other schedules reasonably requested by Landlord.

          Landlord shall have forty-five (45) days to approve the Operating Budget. If the parties are not able to reach agreement on the Operating Budget, the determination of such matter shall be referred to Arthur Anderson & Co. or such other accounting firm reasonable acceptably to the parties and the determination of such firm shall be binding on the parties. Landlord's approval of the Capital Budget shall not be unreasonably withheld.]**

          17.6 **[Sea View -- 17.6  Financial Statements.   Tenant shall keep
                  --------          --------------------
true records and books of account of Tenant in which full, true and correct entries will be made of dealings and transactions in relation to the business and affairs of Tenant in accordance with GAAP, where applicable. All records and books of account of Tenant shall be maintained by Tenant for a period of not less than seven (7) years after the termination of the Term. Tenant shall apply accounting principles in the preparation of the financial statements of Tenant which, in the judgment of and the opinion of its independent public accountants, are in accordance with GAAP and the Uniform System of Accounts, where applicable, except for changes approved by such independent public accountants. Tenant shall provide to Landlord either in a footnote to the financial statements delivered under this Section 17.2 which relate to the period in which
                                ------------
such change occurs, or in separate schedules to such financial statements, information sufficient to show the effect of any such changes on such financial statements. Tenant shall furnish the following statements to Landlord:

               (a) within twenty (20) days after each of the first three quarters of any Fiscal Year, the most recent Financials, accompanied by a Financial Officer's Certificate;

               (b) within sixty (60) days after the end of each Fiscal Year, the most recent Financials for such year, accompanied by a Financial Officer's Certificate;

               (c) within twenty (20) days after the end of each Accounting Period, an unaudited operating statement prepared for the Leased Property, including Gross Revenues and Gross Operating Expenses, accompanied by a Financial Officer's Certificate containing an explanation of the performance of the Leased Property;

               (d) promptly after the sending or filing thereof, copies of all reports, if any, which Tenant or Manager sends to its security holders generally, and copies of all periodic reports, if any, which Tenant or Manager files with the SEC or any stock exchange on which its shares are listed or traded;

               (e) promptly after the delivery thereof to Tenant, a copy of any management letter or written report prepared by the certified public accountants with respect to the financial condition, operations, business or prospects of Tenant;

               (f) at any time and from time to time upon not less than twenty
          (20) days Notice from Landlord, and to the extent same is within the reasonable control of Tenant, any Financials or any other financial reporting information required to be filed by Landlord with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court, Government Agency or arbitrator in any litigation to which Landlord is a party, for purposes of compliance therewith; and

               (g) promptly, upon Notice from Landlord, such other information concerning the business, financial condition and affairs of Tenant as Landlord reasonably may request from time to time.

Landlord may at any time, and from time to time, provide any Hotel Mortgagee with copies of any of the foregoing statements. In addition, Landlord shall have the right, from time to time at Landlord's sole cost and expense, upon reasonable Notice, during Tenant's customary business hours, to cause Tenant's books and records with respect to the Leased Property to be audited by auditors selected by Landlord at the place where such books and records are customarily kept.

          17.7 Annual Budget.   Prior to the commencement of each Lease Year,
          ---- -------------
Tenant shall prepare and submit to Landlord an operating budget (the "Operating
                                                                      ---------
Budget") and a capital budget (the "Capital Budget") prepared in accordance with
------                              --------------
the requirements of this Section 17.3.  The Operating Budget and the Capital
                         ------------
Budget (together, the "Annual Budget") shall show the following:
                       -------------
               (a) Tenant's reasonable estimate of Gross Revenues (including estimated room rates and Room Revenues, Food Sales, Beverage Sales, Telephone Revenues, and Other Income) and estimates of all amounts needed for the following expenses: administrative and general; advertising and sales promotion; heat, light and power; repairs and maintenance; and expenses for the rooms, food and beverage, and other operating departments of the Hotel, and Additional Charges, for the forthcoming Lease Year as approved by Landlord and Tenant;

               (b) A schedule of all Capital Expenditures and Capital Repairs and replacements and renewals of FF&E planned for the forthcoming Lease Year;

               (c) Tenant's proposal for the Competitive Set; and

               (d) Any other schedules reasonably requested by Landlord. Landlord shall have thirty (30) days to approve or reject the Capital
Budget.]**
          17.8 General Operations.   Tenant shall furnish to Landlord:
          ---- ------------------

               (a) Within thirty (30) days after receipt or modification thereof, copies of all licenses authorizing Tenant and/or the Manager to operate the Hotel for its Permitted Use; and

               (b) Promptly after receipt or sending thereof, copies of all material notices given or received by Tenant under the Management Agreement.

                                   ARTICLE 18
                                   ----------

                          LANDLORD'S RIGHT TO INSPECT
                          ---------------------------

            18.1  Right to Inspect.   Tenant shall permit, and shall cause the
            ----  ----------------
Manager to permit, Landlord and its authorized representatives to inspect the Leased Property during usual business hours upon reasonable notice and to make such repairs as Landlord is permitted to make pursuant to the terms of this Agreement, provided that any inspection or repair by Landlord or its representatives will not unreasonably interfere with Tenant's use and operation of the Leased Property and further provided that in the event of an emergency, as determined by Landlord in its reasonable discretion, prior Notice shall not be necessary. Landlord shall not communicate directly with any employees of Tenant or Manager, other than to Tenant's or Manager's designated representative, without the consent of Tenant (which consent shall not be unreasonably withheld, delayed or conditioned).

                                   ARTICLE 19
                                   ----------

                                  LIMITATIONS
                                  -----------

            19.1  Personal Property Limitation.   Anything contained in this
            ----  ----------------------------
Agreement to the contrary notwithstanding, (i) the average of the adjusted tax basis, for U.S. federal income tax purposes, of the items of Landlord's personal property that are leased to the Tenant under this Agreement at the beginning and at the end of any Lease Year shall not exceed 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Lease Year, and (ii) the value of the items of Landlord's personal property that are leased to the Tenant under this Agreement shall not at any time exceed 10% of the value of the Leased Property (together, the "Personal
                                                                    --------
Property Limitation").  Landlord and Tenant shall at all times cooperate in good
-------------------
faith and use their best efforts to permit Landlord to comply with the Personal Property Limitation, which compliance may include, by way of example only and not by way of limitation or obligation, the purchase by Tenant at fair market value of personal property in excess of the Personal Property Limitation. All such compliance shall be effected in a manner which has no material net economic detriment to Tenant and will not jeopardize the REIT's status as a real estate investment trust under the applicable provisions of the Code. This Section 19.1
                                                                    ------------
is intended to ensure that all of the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, and as rents described in Section 512(b)(3)(A) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

          19.2 Tenant Ownership Limitation.   Anything contained in this
          ---- ---------------------------
Agreement to the contrary notwithstanding, Landlord shall not take, or permit an Affiliate of Landlord to take, any action that would cause the REIT to own, directly or indirectly, a 10% or more interest in the Tenant, or in the assets or net profits of Tenant, within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. Anything contained in this Agreement to the contrary notwithstanding, Tenant shall not take, or permit an Affiliate of Tenant to take, any action that would cause the REIT to own directly or indirectly, a 10% or more interest in the

Tenant, or in the assets or net profits of Tenant, within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

          19.3 Director, Officer and Employee Limitation.   Anything contained
          ---- -----------------------------------------
in this Agreement to the contrary notwithstanding, Landlord and Tenant shall cooperate to ensure that (a) no directors, trustees, officers or employees of Landlord, the REIT or any Affiliate of the REIT shall be directors, officers or employees of, or own any ownership interest in, Tenant or any Affiliate thereof (or any Person who furnishes or renders services to the Tenant or manages or operates the Leased Property), and (b) no directors, trustees, officers or employees of Tenant or any Affiliate thereof (or of any Person who furnishes or renders services to the Tenant or manages or operates the Leased Property) shall be directors, officers or employees of Landlord, the REIT or any Affiliate of the REIT; provided, however, Tenant shall not be in default under this Agreement if (i) Landlord has not provided Tenant with the names of Landlord's, the REIT's or any Affiliates' directors, trustees, officers or employees and (ii) after notifying Tenant of any breach of this covenant, Tenant, within thirty (30) days after Notice thereof, cures, or causes to be cured, such breach.

                                   ARTICLE 20
                                   ----------

                                HOTEL MORTGAGES
                                ---------------

            20.1  Landlord May Grant Liens.   Without the consent of Tenant,
            ----  ------------------------
Landlord may, subject to the terms and conditions set forth in this Section
                                                                    -------
20.1, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon
                                                           -----------
the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance (other than a Hotel Mortgage, in which event the provisions of

Section 20.2 shall govern) shall be, and shall provide that it is, subject and
------------
subordinate to the rights of Tenant under this Agreement. Additionally, Tenant shall cooperate in all reasonable respects, and as generally described in

Section 22.15, with any transfer of the Leased Property to a Hotel Mortgagee
-------------
that succeeds to the interest of Landlord in the Leased Property (including, without limitation, in connection with the transfer of any franchise, license, lease, permit, contract, agreement, or similar item to such Hotel Mortgagee or such Hotel Mortgagee's designee necessary or appropriate to operate the Leased Property). Landlord and Tenant shall cooperate in (a) including in this Agreement by suitable amendment from time to time any provision which may be reasonably requested by any proposed lender, or may otherwise be reasonably necessary, to implement the provisions of this Section 20.1 and (b) entering
                                               ------------
into any further agreement with or at the request of any Hotel Mortgagee which may be reasonably requested or required by such Hotel Mortgagee in furtherance or confirmation of the provisions of this Section 20.1; provided, however, that
                                          ------------  --------  -------
any such amendment or agreement shall not in any way affect the Term nor affect adversely in any material respect any rights of Landlord or Tenant under this Agreement.

          20.2 Subordination of Lease.  Subject to Section 20.1 and this Section
          ---- ----------------------              ------------          -------
20.2, any and all rights of Tenant hereunder, are and shall be subject and
----
subordinate to any ground or master lease, and all renewals, extensions, modifications and replacements thereof, and to all mortgages and deeds of trust, which may now or hereafter affect the Leased Property or any improvements thereon and/or any of such leases, whether or not such mortgages or deeds of trust shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages and deeds of trust, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and deeds of trust and all consolidations of such mortgages and deeds of trust. This Section 20.2 shall be self operative and
                                        -------------
no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or the trustee or beneficiary of any deed of trust or any of their respective successors in interest may reasonably request to evidence such subordination. Any lease to which this Agreement is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a
                                          --------------
Superior Lease or its successor in interest at the time referred to, is herein called "Superior Landlord" and any mortgage or deed of trust to which this
        -----------------
Agreement is, at the time referred to, subject and subordinate, is herein called "Superior Mortgage" and the holder, trustee or beneficiary of a Superior
 -----------------
Mortgage is herein called "Superior Mortgagee".  Tenant shall have no
                           ------------------
obligations under any Superior Lease or Superior Mortgage other than those expressly set forth in this Section 20.2. Subject to the provisions of this
                            ------------
Section 20.2, if any Superior Landlord or Superior Mortgagee or the nominee or
------------
designee of any Superior Landlord or Superior Mortgagee shall succeed to the rights of Landlord under this Agreement (any such person, "Successor Landlord"),
                                                           ------------------
whether through possession or foreclosure action or delivery of a new lease or deed, or otherwise, such Successor Landlord shall have the option either to terminate this Agreement or to recognize Tenant's rights under this Agreement as herein provided and, in such latter event, Tenant shall attorn to and recognize the Successor Landlord as Tenant's landlord under this Agreement and Tenant shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment (provided that such instrument does not alter the terms of this Agreement), whereupon, this Agreement shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Agreement, except that the Successor Landlord (unless formerly the landlord under this Agreement or its nominee, designee or Affiliate) shall not be (a) liable in any way to Tenant for any act or omission, neglect or default on the part of any prior Landlord under this Agreement, (b) responsible for any monies owing by or on deposit with any prior Landlord to the credit of Tenant (except to the extent actually paid, credited or delivered to the Successor Landlord), (c) subject to any counterclaim or setoff which theretofore accrued to Tenant against any prior Landlord, (d) bound by any modification of this Agreement subsequent to such Superior Lease or Mortgage, or by any previous prepayment of Minimum Rent or Participating Rent for more than one (1) month in advance of the date due hereunder, which was not approved in writing by the Superior Landlord or the Superior Mortgagee thereto, (e) liable to Tenant beyond the Successor Landlord's interest in the Leased Property and the rents, income, receipts, revenues, issues and profits issuing from the Leased Property, (f) responsible for the performance of any work to be done by the Landlord under this Agreement to render the Leased Property ready for occupancy by Tenant or with respect to any insurance or Condemnation proceeds), or (g) required to remove any Person occupying the Leased Property or any part thereof, except if such Person claims by, through or under the Successor Landlord. Tenant agrees at any time and from time to time to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid and, if Tenant has been requested to attorn, Landlord agrees to provide Tenant with an instrument of non-disturbance and attornment from each such Superior Mortgagee and Superior Landlord in form and substance reasonably satisfactory to Tenant.

          20.3 Notice to Mortgagee and Ground Landlord.  Subsequent to the
          ---- ---------------------------------------
receipt by Tenant of Notice from Landlord as to the identity of any Hotel Mortgagee or ground lessor under a lease with Landlord, as ground lessee, which includes the Leased Property as part of the demised premises and which complies with Sections 20.1 and 20.2 (which Notice shall be accompanied by a copy of the
     ----------------------
applicable mortgage or lease), no notice from Tenant to Landlord as to the Leased Property shall be effective unless and until a copy of the same is delivered in accordance with the terms of Section 22.10 to such Hotel Mortgagee
                                          -------------
or ground lessor, unless not otherwise required in the applicable mortgage or lease, at the address set forth in the above described Notice, and the curing of any of Landlord's defaults by such Hotel Mortgagee or ground lessor shall be treated as performance by Landlord.

                                   ARTICLE 21
                                   ----------

                        ADDITIONAL COVENANTS OF TENANT
                        ------------------------------

            21.1  Prompt Payment of Indebtedness.  Tenant shall (a) pay or cause
            ----  ------------------------------
to be paid when due all payments on Tenant's Indebtedness and shall not permit or suffer any such Indebtedness to become or remain in default beyond any applicable grace or cure period, (b) pay or cause to be paid when due all lawful claims for labor and rents, (c) pay or cause to be paid when due all trade payables and (d) pay or cause to be paid when due all other of Tenant's Indebtedness upon which it is or becomes obligated, except, in each case, other than that referred to in clause (a), to the extent payment is being contested in good faith by appropriate proceedings in accordance with Article 8 and if Tenant
                                                         ---------
shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, if appropriate, or unless and until foreclosure, distraint sale or other similar proceedings shall have been commenced.

          21.2 Intentionally Omitted.
          ---- ----------------------

          21.3 Notice of Litigation, Etc.  Tenant shall give prompt Notice to
          ---- --------------------------
Landlord of any litigation or any administrative proceeding to which Tenant may hereafter become a party of which Tenant has notice or actual knowledge which involves a potential liability equal to or greater than Fifty Thousand Dollars ($50,000.00) or which may otherwise result in any material adverse change in the business, operations, property, results of operation or financial condition of Tenant. Forthwith upon Tenant obtaining knowledge of any event or condition that would be required to be disclosed in a current report filed by Tenant on Form 8-K or in Part II of a quarterly report on Form 10-Q if Tenant were required to file such reports under the Securities Exchange Act of 1934, as amended, Tenant shall furnish Notice thereof to Landlord specifying the nature and period of existence thereof and what action Tenant has taken or is taking or proposes to take with respect thereto.

          21.4 Indebtedness of Tenant.  Tenant shall not create, incur, assume
          ---- ----------------------
or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any Indebtedness except the following:

               (a) Indebtedness of Tenant to Landlord;

               (b) Indebtedness of Tenant for Impositions, to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Article 8;
                                            ---------
               (c) Indebtedness of Tenant in respect of judgments or awards (i) which have been in force for less than the applicable appeal period and in respect of which execution thereof shall have been stayed pending such appeal or review, (ii) which are fully covered by insurance payable to Tenant (subject to any deductibles permitted hereunder);

               (d) Trade payables incurred in the ordinary course of business.
          21.5 Financial Condition of Tenant.  Tenant shall at all times be
          ---- -----------------------------
Solvent.

          21.6 Limitation on Distributions.  Tenant covenants that until
          ---- ---------------------------
Tenant's "net worth" exceeds the sum of (x) twenty-five percent (25%) of the prior Fiscal Year's Rent under this Agreement and any other Participating Leases plus (y) Minimum Working Capital it shall retain all income it receives
----
hereunder and shall not pay any fees to an Affiliate outside the ordinary course of business or distribute any earnings to its beneficial owners except (a) fifty percent (50%) of Net Cash Flow, (b) as needed for income taxes payable either by Tenant, the shareholders of Tenant, or Partners of Tenant with respect to the Leased Property (c) for compensation for Hotel operating expenses, (d) management fees payable under the Management Agreement, and (e) other payments from the Leased Property. In no event shall any amounts be payable by or to Tenant under the foregoing clauses (b) and (c) if such payment would violate Tenant's covenant set forth in Section 21.15 or if, at the time of such proposed
                               -------------
action, or immediately after giving effect thereto, any Event of Default shall exist.

          21.7 Prohibited Transactions.  Tenant shall not permit to exist or
          ---- -----------------------
enter into any agreement or arrangement whereby it engages in a transaction of any kind with any Affiliate of Tenant without the prior written consent of Landlord, which consent may be withheld or granted in Landlord's reasonable discretion.

          21.8 Liens and Encumbrances.  Except as permitted by Section 7.1,
          ---- ----------------------                          -----------
Tenant shall not create or incur or suffer to be created or incurred or to exist any Lien on this Agreement or any of Tenant's assets, properties, rights or income, or any of its interest therein, now or at any time hereafter owned, other than:

               (a)  Permitted Encumbrances; and

               (b) As permitted pursuant to Section 21.4.
                                            ------------

          21.9 Merger, Sale of Assets, Etc.  Except as otherwise provide herein,
          ---- ----------------------------
Tenant shall not (a) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, all or any material portion of its assets (including capital stock) or business to any Person, (b) merge into or with or consolidate with any other Person, or (c) sell, lease (as lessor or sublessor), transfer or otherwise dispose of, or abandon, any personal property or fixtures or any real property; provided, however, that, notwithstanding the provisions of clause (c)
          --------  -------
Tenant may dispose of equipment or fixtures which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility (but not necessarily having the same function) have been provided.

          21.10  Compliance with Franchise Agreement.  If requested by Landlord,
          -----  -----------------------------------
Tenant shall become the Franchisee under the Franchise Agreement, if any. To the extent any of the provisions of the Franchise Agreement impose a greater obligation on Landlord than the corresponding provisions of this Agreement, then Tenant shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of the Franchise Agreement. It is the intent of the parties hereto that Tenant shall comply in every respect with the provisions of the Franchise Agreement so as to avoid any default thereunder during the term of this Agreement. Landlord shall not terminate or enter into any modification of the Franchise Agreement without in each instance first obtaining Tenant's written consent (which shall not be unreasonably withheld or delayed). Tenant shall not terminate the Franchise Agreement without Landlord's prior written consent which may be withheld or granted in Landlord's sole discretion. Landlord and Tenant agree to cooperate fully with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of the Franchise Agreement to Landlord or any Affiliate thereof or any other successor to Tenant upon the termination of this Agreement.

          21.11  Termination Upon Revenue Performance Shortfall, Sale, Etc.  (a)
                  -----------------------------------------------------------
If (x) (i) with respect to any two (2) Fiscal Years during the Term, Tenant shall fail to realize from the operation of the Hotel an amount equal to at least ninety-five (95%) percent of the actual Gross Revenues from the preceding Fiscal Year and (ii) the RevPAR Yield Index of the Leased Property as of the end
            ---
of such Fiscal Year shall have declined by more than five (5) percentage points from the Leased Property's RevPAR Yield Index at the end of the prior Fiscal Year or (y) (i) with respect to any Fiscal Year during the term, Tenant shall fail to realize from the operation of the Hotel an amount equal to at least ninety (90%) percent of the actual Gross Revenues from the preceding Fiscal Year and (ii) the RevPAR Yield Index of the Leased Property as of the end of such
---
Fiscal Year shall have declined by more than five (5) percentage points from the Leased Property's RevPAR Yield Index at the end of the prior Fiscal Year (each, a "Revenue Performance Shortfall"), such failure shall constitute a Revenue
   -----------------------------
Performance Shortfall under this Lease; provided, however, if a Force Majeure Event has occurred, then the time period for determining a Revenue Performance Shortfall shall be extended for a period of time equal to the time period for which the Force Majeure Event was in effect; provided, further, however, if a material Condemnation or Insured Casualty has occurred, then the time period for determining a Revenue Performance Shortfall shall be extended for a period of one (1) year from the date of substantial completion of any feasible restoration. Notwithstanding the provisions hereof to the contrary, a Revenue Performance Shortfall shall not occur if same is due primarily to Landlord's failure to comply with Section 5.1.2. The existence of a Revenue Performance
                       -------------
Shortfall for any Fiscal Year shall be determined by Landlord on the basis of the Officer's Certificate delivered by

Tenant to Landlord on or before March 31 of the subsequent Fiscal Year pursuant to the requirements of Section 3.1.2(b) and shall be subject to confirmation
                       -------------
pursuant to Section 3.1.2(d). Notwithstanding anything to the contrary, however,
            ---------------
Tenant shall have the right to cure a Revenue Performance Shortfall with respect to any Fiscal Year during the Term hereof by paying to Landlord, at the time of the annual reconciliation of Participating Rent pursuant to Section 3.1.2(c),
                                                            -----------------
the amount necessary during such Fiscal Year to ensure that Landlord receives the same amount of Participating Rent as Landlord would have received had there not been a Revenue Performance Shortfall. Landlord shall have no obligation to repay any amount advanced by Tenant to cure a Revenue Performance Shortfall. Nothing contained in this Section 21.11 shall be construed to alter or affect
                          -------------
Tenant's obligation to pay Rent as otherwise provided in this Agreement.

               (b) Upon the occurrence of (i) a Revenue Performance Shortfall (unless cured by Tenant within ten (10) days after Notice of termination as provided in this subsection and unless caused by casualty, Condemnation or any other cause beyond Tenant's control),
          (ii) the entering into by Landlord of a bona-fide contract to sell the Leased Property to a non-Affiliate (provided such sale actually occurs), (iii) a Tax Law Change resulting in Landlord's determination to terminate this Agreement, (iv) a Change of Control in Tenant (other than as provided in Section 22.22) or a Change of Control of the
                              -------------
          Manager without Landlord's consent (which consent will not be unreasonably withheld), or (v) a Material Franchise Change, Landlord shall have the right, at Landlord's option, to terminate this Agreement upon thirty (30) days' Notice to Tenant, in which event this Agreement and the Management Agreement shall terminate and Tenant shall immediately surrender the Leased Property to Landlord after the expiration of such 30 day period, and, if Tenant fails to so surrender, Landlord shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor; and Tenant shall, and hereby agrees to, indemnify Landlord for the total of (x) in the event that Tenant does not promptly surrender the Leased Property, the reasonable costs of recovering the Leased Property and all other losses, liabilities and reasonable expenses incurred by Landlord in connection with Tenant's failure to surrender; (y) the unpaid Rent earned as of the date of termination, plus interest at the Overdue Rate accruing after the due date; and (z) all other sums of money then owing by Tenant to Landlord. Landlord's election to terminate this Agreement as a result of a Tax Law Change shall be deemed to be a determination to simultaneously terminate all Participating Leases and to assume the obligations of Tenant under the Management Agreement;

      21.12  Change in Operations.  (a)  The following events shall
             --------------------
constitute changes in the operation of the Hotel ("Change in Operations") for
                                                   --------------------
the purposes of this Agreement: (i) a change in the franchisor, if any, or (ii) the conversion of a subtenant, licensee or concessionaire to an operating department of the Hotel or vice-versa without Landlord's consent, or (iii) Tenant's decision to delegate or eliminate the operation of any food or beverage operations at the Hotel, or (iv) the repositioning or expansion of the Hotel.

               (b) If Tenant desires to implement a Change in Operations, Landlord may accept or reject such change in its sole and absolute discretion. If Landlord does not consent to the Change in Operations, Tenant shall not be entitled to implement the proposed Change in Operations and this Agreement shall remain in full force and effect.

               (c) Notwithstanding anything to the contrary contained herein, no adjustment of Rent pursuant to a Change in Operations shall be implemented without the receipt by Landlord of an opinion from its tax counsel, satisfactory to Landlord in form and substance, that such adjustment will not adversely affect the REIT's ability to qualify as a real estate investment trust under the applicable provisions of the Code.

   21.13  Use of the Leased Property.  Tenant covenants and agrees that
   -----  --------------------------
from and after the Commencement Date, and except for reasonable periods of time required for remodeling or restoration otherwise permitted hereunder, or for a reasonable period of time, not to exceed 15 days, after the cessation of a Force Majeure Event, it shall continuously and without interruption use and occupy the entire Leased Property (and not less than one hundred (100%) percent of the Leased Property) solely for the purpose of the Permitted Use and for no other purpose. Tenant's business in and throughout the Leased Property shall continuously be conducted under the Tenant's, or Manager's, name, as the case may be.

   21.14  Continuing Covenants.  Tenant, acknowledging that the Leased
          --------------------
Property has been developed and is being maintained as a hotel consistent with and in a manner such as to preserve the Landlord's property interest in the Leased Property, and as a further inducement to Landlord to enter into this Agreement, covenants and agrees with Landlord to:

               (a) not abandon the Leased Property;

               (b) maintain the Leased Property (except for structural repairs) and the abutting grounds, sidewalks, roads, parking and landscaped areas in good repair, order and condition in accordance with the Minimum Operating Standards, except for Capital Expenditures, except to the extent same are funded by Landlord;

               (c) promptly make all necessary or desirable repairs, renewals, replacements and additions, in accordance with the Minimum Operating Standards, to the Leased Property except for Capital Expenditures, except to the extent same are funded by Landlord;

               (d) not commit or suffer waste with respect to the Leased
          Property;

               (e) operate the Leased Property in accordance with the Minimum Operating Standards, except for Capital Expenditures, except to the extent same are funded by Landlord, so as not to diminish the value or integrity of the Leased Property or the value of this Agreement;

               (f) not make, suffer or permit any nuisance to exist on the Leased Property;

               (g) conduct its business in a manner consistent with the purpose and character of the Leased Property and in accordance with the standards for operating the type of business currently operated at the Leased Property in a sufficient manner, consistent with the Minimum Operating Standards, and so as to preserve the Landlord's property interest in the Leased Property;

               (h) keep the Land and Improvements clean and attractive in appearance at all times and to keep any refuse in proper containers in the interior of the Leased Property out of sight until the same is removed;

               (i) neither do nor suffer anything to be done or kept in or about the Leased Property which contravenes Landlord's insurance policies or increases the premiums therefor;

               (j) adequately heat and cool the Leased Improvements;

               (k) not enter into any new collective bargaining or similar agreement without Landlord's reasonable consent, provided that such limitation is not prohibited by applicable state or federal law;

               (l) comply with the Franchise Agreement, if any, and not amend or otherwise modify any provision thereof without Landlord's prior written consent;

               (m) not enter into a contract for goods or services (x) in an amount greater than twenty-five thousand dollars ($25,000.00) or (y) for a period of more than one (1) year without Landlord's prior written consent, not to be unreasonably withheld; and

               (n) not enter into a lease for any items used in the operation of the Leased Property (x) in an amount in excess of twenty-five thousand dollars ($25,000.00) or (y) for a period in excess of one (1) year without Landlord's prior written consent, not to be unreasonably withheld.

          21.15  Net Worth.  Tenant covenants that, from and after achieving the
          -----  ---------
Base Security Deposit, it shall at all times during the Term maintain a "net worth" (the "Required Minimum Net Worth") which, together with all amounts then
             --------------------------
held in the Security Deposit Account, shall be equal to no less than twenty-five (25%) percent of the prior Fiscal Year's Rent payable under this Agreement and the Participating Leases; provided, however, Tenant's Minimum Net Worth may be utilized to make payments of Rent and to fund operational shortfalls under this Agreement and the Participating Leases. For purposes hereof, "net worth" shall mean Tenant's tangible net worth which shall be equal to the excess of Tenant's Assets over its liabilities determined in accordance with GAAP; provided, however, that the fair market value of Tenant's Assets and the full face amount of all liabilities, including provision for income taxes on the appraised increment, shall be utilized in such calculation. From and after achieving the Base Security Deposit, Tenant shall provide Landlord with an annual written certification of its compliance with the foregoing requirement on the first day of each subsequent Lease Year hereunder, provided, however, that Landlord may, in addition, request not more than once during any Lease Year that Tenant provide Landlord with a certification as of the date of such request of its compliance with the foregoing requirement. Such certifications must be reasonably satisfactory to Landlord as to matters certified therein and shall be accompanied by such supporting financial information as Landlord may reasonably request. Throughout the Term, Tenant's Required Minimum Net Worth (x) shall be increased proportionately after the execution of any additional Participating Lease in accordance therewith and (y) shall be decreased with the termination of any Participating Leases (unless such termination results from an Event of Default thereunder).

          21.16  Other Activities.  Tenant covenants, during the Term, that
          -----  ----------------
Tenant will not engage in any business unrelated to the operation and management of the Hotel or otherwise permitted under any Participating Leases.

          21.17  Reservation System.  Tenant shall not change, modify or
          -----  ------------------
terminate the system for making reservations utilized at the Hotel without the prior consent of Landlord which may be withheld or granted in Landlord's sole discretion.

                                   ARTICLE 22
                                   ----------

                                 MISCELLANEOUS
                                 -------------

            22.1  Limitation on Payment of Rent.  All agreements between
            ----  -----------------------------
Landlord and Tenant herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of Rent, or otherwise, shall the Rent or any other amounts payable to Landlord under this Agreement exceed the maximum permissible under applicable law, the benefit of which may be asserted by Tenant as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Agreement, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Landlord should ever receive as fulfillment of such provision such an excessive amount, then, ipso
                                                                         ----
facto, the amount which would be excessive shall be applied to the reduction of
-----
the installment(s) of Minimum Rent next due and not to the payment of such excessive amount. This provision shall control every other provision of this Agreement and any other agreements between Landlord and Tenant.

          22.2 No Waiver.  No failure by Landlord or Tenant to insist upon the
          ---- ---------
strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

          22.3 Remedies Cumulative.  To the maximum extent permitted by law,
          ---- -------------------
each legal, equitable or contractual right, power and remedy of Landlord or Tenant, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers and remedies.

          22.4 Severability.  Any clause, sentence, paragraph, section or
          ---- ------------
provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

          22.5 Acceptance of Surrender.  No surrender to Landlord of this
          ---- -----------------------
Agreement or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

          22.6 No Merger of Title.  It is expressly acknowledged and agreed that
          ---- ------------------
it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly this Agreement or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Leased Property.

          22.7 Conveyance by Landlord.  If Landlord or any successor owner of
          ---- ----------------------
all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, provided Landlord has transferred the Security Deposit and any escrows held hereunder, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Agreement with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

          22.8 Quiet Enjoyment.  Provided that no Event of Default shall have
          ---- ---------------
occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of hindrance or molestation by Landlord or any Person claiming by, through or under Landlord, but subject to
(a) any Encumbrance permitted under Article 20 or otherwise permitted to be
                                    ----------
created by Landlord hereunder, (b) all Permitted Encumbrances, (c) Liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings, provided the same do not materially interfere with Tenant's ability to operate the Hotel and (d) Liens that have been consented to in writing by Tenant. Except as otherwise provided in this Agreement, no failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Agreement or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Agreement, or to fail to perform any other obligation of Tenant hereunder.

          22.9 Memorandum of Lease.  Neither Landlord nor Tenant shall record
          ---- -------------------
this Agreement. However, Landlord and Tenant shall promptly, upon the request of the other, enter into a short form memorandum of this Agreement, in form suitable for recording under the laws of the State in which reference to this Agreement shall be made. The parties shall share equally all costs and expenses of recording such memorandum.

          22.10  Notices.
          -----  -------
               (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be given in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar expedited carrier).

               (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

               (c) All such notices shall be addressed, if to Landlord to:

               c/o LaSalle Hotel Advisors
               220 East 42nd Street
               New York, New York  10017
               Attention:  Chief Operating Officer
               Telecopier: (212) 687-8170

           with a copy to:

               LaSalle Partners
               200 East Randolph Drive
               Chicago, Illinois  60601
               Attention:  Chief Financial Officer

          and with a copy to:

               Brown & Wood llp
               One World Trade Center
               New York, New York  10048

               Attn:  Lee S. Saltzman, Esq.
               Telecopier No.: (212) 839-5599

               if to Tenant to:

               LaSalle Hotel Lessee, Inc.
               c/o LaSalle Hotel Advisers
               220 East 42nd Street
               New York, New York  10017
               Attn:  Chief Operating Officer

               with a copy to:

               Hagan & Associates
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attn: Robert K. Hagan, Esq.

               (d) By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address.

          22.11  Construction.  Anything contained in this Agreement to the
          -----  ------------
contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. In no event shall Landlord or Tenant be liable for any consequential damages suffered by the other as the result of a breach of this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Agreement to be performed by Tenant shall be construed as an independent covenant and condition. Time is of the essence with respect to the exercise of any rights of Tenant and Landlord under this Agreement. Except as otherwise set forth in this Agreement, any obligations of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Agreement.

          22.12  Counterparts, Headings.  This Agreement may be executed in two
          -----  ----------------------
or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Agreement are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

          22.13  Applicable Law, Etc.  This Agreement shall be interpreted,
          -----  ---------------------
construed, applied and enforced in accordance with the laws of the State applicable to contracts between residents of the

State which are to be performed entirely within the State, regardless of: (a) where this Agreement is executed or delivered; (b) where any payment or other performance required by this Agreement is made or required to be made; (c) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; (d) where any action or other proceeding is instituted or pending; (e) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; (f) whether the laws of the forum jurisdiction otherwise would apply the law of a jurisdiction other than the State; or (g) any combination of the foregoing.

          22.14  Right to Make Agreement.  Each party warrants, with respect to
          -----  -----------------------
itself, that neither the execution of this Agreement, nor the consummation of any transaction contemplated hereby, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or governmental authority having jurisdiction over it; nor result in or constitute a breach or default under any indenture, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

          22.15  Transition Procedures.  Upon the expiration or termination of
          -----  ---------------------
the Term of this Agreement, for whatever reason, Landlord and Tenant shall do the following (and the provisions of this Section 22.15 shall survive the
                                          -------------
expiration or termination of this Agreement until they have been fully performed) and, in general, shall cooperate in good faith to effect an orderly transition of the Hotel. Nothing contained herein shall limit Landlord's rights and remedies under this Agreement if such termination occurs as the result of an Event of Default.

               (a) Transfer of Licenses.  Upon the expiration or earlier
               --- --------------------
          termination of the Term, Tenant shall use its reasonable efforts (i) to transfer to Landlord or Landlord's nominee all licenses, operating permits and other governmental authorizations and all contracts, including contracts with Government Agencies that may be necessary for the operation of the Hotel (collectively, "Licenses") or (ii) if such
                                                     --------
          transfer is prohibited by law or Landlord otherwise elects, to cooperate with Landlord or Landlord's nominee in connection with the processing by Landlord or Landlord's nominee of any applications for the transfer of all Licenses; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Landlord or Landlord's nominee.

               (b) Leases and Concessions.  Tenant shall assign to Landlord or
               --- ----------------------
          Landlord's nominee simultaneously with the termination of this Agreement, all leases and concession agreements in effect with respect to the Hotel then in Tenant's or Manager's name.

               (c) Books and Records.  To the extent that Landlord has not
               --- -----------------
          already made or received copies thereof, all books and records (including computer records) for the Hotel kept by Tenant pursuant to

          Section 17.2 shall be promptly
          made available to Landlord or Landlord's nominee for photocopying or other duplication.

               (d) Receivables and Payables, etc.  Except with respect to
                   ------------------------------
          Minimum Working Capital, Tenant shall be entitled to retain all cash, bank accounts and house banks, and to collect all Gross Revenues and accounts receivable accrued through the termination date. Tenant shall be responsible for the payment of Rent, all Gross Operating Expenses of the Hotel and all other obligations of Tenant accrued under this Agreement as of the termination date, and Landlord shall be responsible for all operating expenses of the Hotel accruing after the termination date.

          22.16  Complimentary Rooms.  Tenant shall make available (to the
                 -------------------
extent that same have not otherwise been committed) "deluxe" or "superior" guest rooms and all related goods and services, including, without limitation, food and beverages, telephones and facsimile services on a no-cost complimentary basis to employees, advisors, consultants, trustees and members of the board of directors of the REIT or the Landlord who are visiting the Hotel in connection with the operations of the Leased Property or doing business in the State related to the Leased Property, and as reasonably necessary for the conduct of such business.

          22.17  Intentionally Deleted.
                 ---------------------

          22.18  Incorporation of Prior Agreements.  This Agreement and the
                 ---------------------------------
attached exhibits set forth all the agreements, terms, covenants and conditions between Landlord and Tenant concerning the Leased Property and there are no agreements, terms, covenants or conditions, oral or written, between them other than those herein contained. No amendment, change or addition to this Agreement shall be binding upon Landlord or Tenant unless it is in writing and signed by each party.

          22.19  Attorney's Fees.  If either Landlord or Tenant retains an
                 ---------------
attorney to enforce the terms of or determine rights under this Agreement, the prevailing party shall be entitled to recover reasonable costs, attorney's fees and expenses.

          22.20  Early Termination.  (a) Upon the sale of the Leased Property by
                 -----------------
Landlord to a third party who is not related to or affiliated with Landlord (except as to any loan arrangement between Landlord, as lender, and such third party, as borrower), Landlord may elect to terminate this Agreement provided that Tenant is afforded no less than thirty (30) days advance written notice from Landlord of such termination. Upon a Change of Control of Landlord, Tenant may elect to terminate this Agreement provided that Landlord is afforded no less than thirty (30) days advance written notice from Tenant of such termination.
               (b) As compensation for the early termination of Tenant's leasehold estate under this Section 22.20, Landlord shall pay to
                                      -------------
          Tenant the present value of a stream of monthly payments of Monthly Cash Flow for fifty (50%) percent of the number of complete months remaining in the unexpired Term as of the date of closing of the sale, discounted at a rate of ten (10%) percent per annum. For the purposes of this Section, "Monthly Cash Flow" shall mean the average, for each
                            -----------------
          of the twelve complete Accounting Periods preceding the date of termination of this Agreement, of the excess of the Gross Revenues over the sum of the Rent and Gross Operating Expenses (including any and all expenses and fees payable under the Management Agreement) attributable to such Accounting Periods.

          22.21  Governing Law.  Submission to Jurisdiction.  This Agreement is
          -----  -------------
or will be made and delivered in the State and shall be governed by and construed and interpreted in accordance with the laws of the United States of
America and the State, without regard to principles of conflict of laws.   All
judicial actions, suits or proceedings brought by or against Tenant with respect to its rights, obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any transaction contemplated hereby or for recognition or enforcement of any judgment rendered in any such proceedings shall be brought by Tenant, and may be brought by Landlord, in any state court or federal court in the State. By execution and delivery of this Agreement, Tenant accepts, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any transaction contemplated hereby from which no appeal has been taken or is available. Tenant hereby irrevocably waives any objections, including without limitation any objection to the laying of venue or based on the grounds of forum
                                                                           -----
non conveniens, which it may now or hereafter have to the bringing of any such
--- ----------
action or proceeding in any such jurisdiction. Nothing herein shall affect the right of Landlord to bring any action, suit or proceeding against Tenant in the court of any jurisdiction. Tenant acknowledges that final judgment against it in any action suit or proceeding referred to in this Section shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the same.

          22.22  Change of Control of Tenant.  If, during the Term, any Parent
                 ---------------------------
or Affiliate (each a "Transferor") of Tenant has elected to transfer its
                      ----------
interest in Tenant to a third party which is not an Affiliate of Tenant which, for the purposes of this Agreement shall only be permitted (i) in conjunction with the sale of all, or substantially all, of Transferor's hotel management businesses and (ii) with the consent of Landlord, not to be unreasonably withheld, conditioned or delayed (a "Permitted Transfer"), then such Permitted
                                     ------------------
Transfer shall be made only upon the following terms and conditions:

               (a) Transferor shall give written notice of the proposed Permitted Transfer to Landlord (the "Sale Notice");
                                               -----------
               (b) Landlord shall have thirty (30) days from the date of receipt of the Sale Notice to provide Transferor with written notice (the

          "Purchase Notice") of Landlord's intention to purchase, in Landlord's
           ---------------
          name or in the name of Landlord's designee, Transferor's interest in Tenant at the then Fair Market Value of such interest (the

          "Purchase");
           --------

               (c) If Landlord elects to make the Purchase, then any parties holding remaining interests in Tenant (each a "Third Party") shall
                                                         -----------
          have the right, but not the obligation, to require Landlord to purchase (the "Required Purchase") such remaining interests in the
                         -----------------
          Tenant at the then Fair Market Value of such interests by delivering to Landlord, no later than fifteen (15) days from Transferor's receipt of the Purchase Notice, written notice (the "Third Party Notice") of
                                                       ------------------
          such Third Party's Required Purchase election;

               (d) If any Third Party fails to exercise its Required Purchase election as provided in subparagraph (c) above, then such Third Party shall be deemed to have unconditionally consented to (i) the admission of Landlord as a [limited][general] partner in Tenant and (ii) the amendment of Tenant's partnership agreement to provide that said remaining Third Party shall not transfer its interests in Tenant except as provided for in this Section 22.22;
                                         -------------
               (e) The closing of the Purchase, and, if applicable, the Required Purchase, shall occur within sixty (60) days from the later to occur of (x) delivery of the Sale Notice or (y) delivery of the Third Party Notice;

               (f) If the parties fail to agree on the Fair Market Value of the respective interests in Tenant, the matter shall be referred to arbitration as provided for in Article 23; provided, however, unless
                                         ----------
          and until the Fair Market Value of the respective interests in Tenant have been fully determined, Landlord shall have no obligation to complete the Purchase or the Required Purchase.

          22.23  Intentionally Deleted.
          -----  ---------------------


                                   ARTICLE 23
                                   ----------

                                  ARBITRATION
                                  -----------

            23.1  Arbitration.  In each case specified in this Agreement in
            ----  -----------
which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this Section 23.1. The party desiring such
                                  ------------
arbitration shall give Notice to that effect to the other party and an arbitrator shall be selected by mutual agreement of the parties, or if they cannot agree within thirty (30) days of such notice, by appointment made by the American Arbitration Association ("AAA") from among the members of its panels
                                   ---
who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration.

          23.2 Intentionally Omitted.
          ---- ----------------------

          23.3 Arbitration Procedures.  In any arbitration commenced pursuant to
          ---- ----------------------
Article 23, a single arbitrator shall be designated and shall resolve the
----------
dispute. The arbitrator's decision shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. To the maximum extent practicable, the arbitrator and the parties, and the AAA, if applicable, shall take any action necessary to insure that the arbitration shall be concluded within ninety (90) days of the filing of such dispute. The fees and expenses of the arbitrator shall be shared equally by Landlord and Tenant. Unless otherwise agreed in writing by the parties or selected by the arbitrator or AAA, if applicable, arbitration proceedings hereunder shall be conducted in the State. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and the right to examine all books and records of Tenant and Landlord regarding the Hotel during the arbitration.

          IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument as of the date above first written.


LANDLORD:
                              LASALLE HOTEL OPERATING
                               PARTNERSHIP, L.P.
                              By:   LASALLE HOTEL PROPERTIES,
                                    its General Partner

                              Name:____________________________________________

                              Title:
                                   ____________________________________________
TENANT:
                              LASALLE HOTEL LESSEE, INC.


                              By:                                      , its
                                  _____________________________________

                              By: ______________________________________________

                              Name:____________________________________________

                              Title:
                                    ___________________________________________

                                 ACKNOWLEDGMENT

STATE OF _______________)
                          ) SS.:
COUNTY OF _____________)

          On the ____ day of _____________, 1998, before me personally came ______________________________ to me known to be the individual residing at
_________________________________ who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _______________, a ___________________ corporation, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.

Sworn to before me this ___ day

of _______________, 1998

___________________________________
NOTARY PUBLIC

                                 ACKNOWLEDGMENT
STATE OF _______________)
                          ) SS.:
COUNTY OF _____________)

          On the ____ day of ______________, 1998, before me personally came ______________________________ to me known to be the individual residing at
_________________________________ who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _______________, a ___________________ corporation, and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of said corporation.

Sworn to before me this ___ day

of _________, 1998

___________________________________
NOTARY PUBLIC

                                   EXHIBIT A
                                   ---------
Initial Reserve Fund Payment:**[LaGuardia -- $0]**[Sea View --
----------------------------
$3,691,750]**[Omaha -- $656,002]**

Manager:  Marriott Hotel Services, Inc.
-------

Minimum Rent:  **[LaGuardia -- $394,167]**[Sea View -- $391,667]**[Omaha --
------------
$217,917]** per month.

Expiration Date:  April 30, 2008
---------------

Participating Rent:  Participating Rent shall be an amount calculated by the
------------------
following formula (the "Revenues Computation"):
                        --------------------
          For any Fiscal Quarter, Participating Rent shall equal:

          The amount equal to the Quarterly Revenues Computation (defined below)

                                     less

          the amount equal to the Participating Rent previously paid for the Lease Year to date less

          the amount equal to the Minimum Rent previously paid for the Lease Year to date.

                                     less

          the amount paid for the Lease Year to date to Landlord pursuant to that certain Note, dated the date hereof, executed by Tenant in favor of Landlord with respect to the acquisition by Tenant of Tenant's Personal Property, Minimum Inventory and Working Capital.

All calculations required to determine Participating Rent shall be prepared in accordance with GAAP and the Uniform System of Accounts.

          For purposes of defining the Quarterly Revenues Computation:

            (i) "Cumulative Quarterly Portion" shall mean a fraction having as
                 ----------------------------
          its numerator the total number of Fiscal Quarters (including partial Fiscal Quarters) in a Lease Year which have elapsed prior to the Fiscal Quarter in which a payment of quarterly Participating Rent is due, and having as its denominator the total number of Fiscal Quarters (including partial Fiscal Quarters) in the Lease Year. For example, the Cumulative Quarterly Portion in a four-quarter Lease Year for the quarterly Participating Rent payment due on the twentieth day of April will be 1/4 and for the quarterly Participating Rent payment due on the twentieth day of July will be 2/4, and such progression shall continue for each successive Fiscal Quarter so that the Cumulative Quarterly Portion for the quarterly Participating Rent payment due on the twentieth day of January of the next Lease Year will be 4/4 or 100%.

            (ii) "First Tier Room Revenues Percentage", "Second Tier Room Revenues Percentage", "Third Tier Room Revenues Percentage", "First Tier Food and Beverage Sales Percentage", "Second Tier Food and Beverage Sales Percentage", "Third Tier Food and Beverage Sales Percentage", "First Tier Telephone Revenues Percentage", "Second Tier Telephone Revenues Percentage", "Third Tier Telephone Revenues Percentage", **[Sea View --"First Tier Golf Sales Percentage", "Second Tier Golf Sales Percentage", "Third Tier Golf Sales Percentage",]** "First Tier Other Income Percentage", "Second Tier Other Income Percentage", and "Third Tier Other Income Percentage", shall mean the percentages corresponding to each of such terms as set forth on
          Schedule 1.

            (iii)  "Annual Room Revenues First Break Point" and "Annual Room
                    --------------------------------------       -----------
          Revenues Second Break Point" shall mean the amount of annual Room
          ---------------------------
          Revenues corresponding to each of such terms as set forth on Schedule
                                                                       --------
          1.
          -

            (iv) "Annual Food and Beverage Sales First Break Point" and "Annual
                  ------------------------------------------------       ------
          Food and Beverage Sales Second Break Point" shall mean the amount of
          ------------------------------------------
          annual Food Sales and Beverage Sales corresponding to each of such terms as set forth on Schedule 1.
                                ----------

            (v) "Annual Telephone Revenues First Break Point" and "Annual
                 -------------------------------------------       ------
          Telephone Revenues Second Break Point" shall mean the amount of annual
          -------------------------------------
          Telephone Revenues corresponding to each of such terms as set forth on

          Schedule 1.
          ----------

            ** Sea View -- (vi)   **[Sea View -- (vi)  "Annual Golf Sales First
                                                        -----------------------
          Break Point" and "Annual Golf Sales Second Break Point" shall mean the
          -----------       ------------------------------------
          amount of annual Golf Sales corresponding to each of such terms as set forth on Schedule 1.]**
                   ----------

            (vii)  "Annual Other Income First Break Point" and "Annual Other
                    -------------------------------------       ------------
          Income Second Break Point" shall mean the amount of annual Other
          -------------------------
          Income corresponding to each of such terms as set forth on Schedule 1.
                                                                     ----------

               The "Quarterly Revenues Computation" shall be the amount obtained
                    ------------------------------
          by adding, for the applicable Lease Year, (i) an amount equal to the First Tier Room Revenues Percentage of all year to date Room Revenues up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Room Revenues First Break Point, (ii) an amount equal to the Second Tier Room Revenues Percentage of all year to date Room Revenues in excess of the Cumulative Quarterly Portion of the Annual Room Revenues First Break Point up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Room Revenues Second Break Point,
          (iii) an amount equal to the Third Tier Room Revenues Percentage of all year to date Room Revenues in excess of the Cumulative Quarterly Portion of the Annual Room Revenues Second Break Point, (iv) an amount equal to the First Tier Food and Beverage Sales Percentage of the Cumulative Quarterly Portion of all year to date Food Sales and Beverage Sales up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Food and Beverage Sales First Break Point, (v) an amount equal to the Second Tier Food and Beverage Sales Percentage of all year to date Food Sales and Beverage Sales up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Food and Beverage Sales Second Break Point, (vii) an amount equal to the Third Tier Food and Beverage Sales Percentage of all year to date Food Sales and Beverage Sales in excess of the Cumulative Quarterly Portion of the Annual Food and Beverage Sales Second Break Point, (viii) an amount equal to the First Tier Telephone Revenues Percentage of all year to date Telephone Revenues up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Telephone Revenues First Break Point, (ix) an amount equal to the Second Tier Telephone Revenues Percentage of all year to date Telephone Revenues in excess of the Cumulative Quarterly Portion of the Annual Telephone Revenues First Break Point (x) an amount equal to the Third Tier Telephone Revenues Percentage of all year to date Telephone Revenues in excess of the Cumulative Quarterly Portion of the Annual Telephone Revenues Second Break Point, an amount equal to the First Tier Other Income Percentage of all year to date revenues from Other Income up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Other Income First Break Point, **[Sea View -- (xi) an amount equal to the First Tier Golf Sales Percentage of the Cumulative Quarterly Portion of all year to date Golf Sales up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Golf Sales First Break Point, (xii) an amount equal to the Second Tier Golf Sales Percentage of all year to date Golf Sales up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Golf Sales Second Break Point, (xiii) an amount equal to the Third Tier Golf Sales Percentage of all year to date Golf Sales in excess of the Cumulative Quarterly Portion of the Annual Golf Sales Second Break Point,]** (xiv) an amount equal to the Second Tier Other Income Percentage of all year to date Other Income in excess of the Cumulative Quarterly Portion of the Annual Other Income First Break Point, and (xv) an amount equal to the First Tier Other Income Percentage of all year to date revenues from Other Income up to (but not exceeding) the Cumulative Quarterly Portion of the Annual Other Income First Break Point, and (xvi) an amount equal to the Third Tier Other Income Percentage of all year to date Other Income in excess of the Cumulative Quarterly Portion of the Other Income Second Break Point.

          If the Term begins or ends in the middle of a calendar year, then the number of Fiscal Quarters falling within the Term during such calendar year shall constitute a separate Lease Year, and, in such event, the Cumulative Quarterly Portion for each of the Fiscal Quarters in such partial Lease Year shall mean a fraction having as its numerator the actual number of days elapsed in such partial Lease Year prior to the Fiscal Quarter in which a payment of Participating Rent is due, and having as its denominator , three hundred sixty five (365).

                                   Schedule 1
                                   ----------
                                  [LAGUARDIA]
               First Tier Room
               Revenue Percentage                     20%

               Annual Room Revenues
               First Break Point:            $14,750,000

               Second Tier Room
               Revenue Percentage:                    68%

               Annual Room Revenues
               Second Break Point:           $19,000,000

               Third Tier Room
               Revenues Percentage:                   70%

               First Tier Food and
               Beverage Sales
               Percentage:                            15%

               Annual Food and
               Beverage Sales
               First Break Point:            $ 6,500,000

               Second Tier Food and
               Beverage Sales
               Percentage:                            20%

               Annual Food and Beverage
               Sales Second Break Point:     $ 8,000,000

               Third Tier Food and
               Beverage Sales Percentage:             25%

               First Tier Telephone
               Revenue Percentage                     15%
               Annual Telephone

               Revenue First Break Point     $   400,000

                                      1-1

               Second Tier Telephone
               Revenue Percentage                     20%

               Annual Telephone Revenue
               Second Break Point            $   520,000

               Third Tier Telephone
               Revenue Percentage                     25%

               First Tier Other
               Income Percentage                      15%

               Annual Other Income
               First Break Point             $   450,000

               Second Tier Other
               Income Percentage                      20%

               Annual Other Income
               Second Break Point            $   800,000

               Third Tier Other
               Income Percentage  25%

                                      1-2

                                   Schedule 1
                                   ----------
                                   [SEAVIEW]
               First Tier Room
               Revenue Percentage                     11%

               Annual Room Revenues
               First Break Point:            $ 7,650,000
               Second Tier Room

               Revenue Percentage:                    60%
               Annual Room Revenues

               Second Break Point:           $14,000,000
               Third Tier Room

               Revenues Percentage:                   69%
               First Tier Food and

               Beverage Sales Percentage:             10%
               Annual Food and Beverage

               Sales First Break Point:      $ 8,800,000
               Second Tier Food and

               Beverage Sales Percentage:             40%
               Annual Food and

               Beverage Sales
               Second Break Point:           $10,500,000

               Third Tier Food and
               Beverage Sales Percentage:             45%

               First Tier Telephone
               Revenue Percentage                     20%

               Annual Telephone
               Revenue First Break Point     $   300,000

               Second Tier Telephone
               Revenue Percentage                     25%

               Annual Telephone
               Revenue Second Break
               Point                         $   400,000

                                      1-3

               Third Tier Telephone
               Revenue Percentage                     50%

               First Tier Golf
               Revenues Percentage                    20%

               Annual Golf Revenues
               First Break Point             $ 4,200,000

               Second Tier Golf
               Revenues Percentage                    35%

               Annual Golf Revenues
               Second Break Point            $ 5,000,000

               Third Tier Golf
               Revenues Percentage                    50%

               First Tier Other
               income Percentage                      20%

               Annual Other Income
               First Break Point             $   510,000

               Second Tier Other
               Income Percentage                      50%

               Annual Other Income
               Second Break Point            $   600,000

               Third Tier Other
               Income Percentage                      50%

                                      1-4

                                   Schedule 1
                                   ----------
                                    [OMAHA]
               First Tier Room
               Revenue Percentage                     20%

               Annual Room Revenues
               First Break Point:             $7,000,000

               Second Tier Room
               Revenue Percentage:                    60%

               Annual Room Revenues
               Second Break Point:            $8,970,000

               Third Tier Room
                                      1-5

               Revenues Percentage:                   65%

               First Tier Food and
               Beverage Sales Percentage:             20%

               Annual Food and Beverage
               Sales First Break Point:       $3,430,000

               Second Tier Food and
               Beverage Sales Percentage:             35%

               Annual Food and Beverage
               Sales Second Break Point:      $4,560,000

               Third Tier Food and
               Beverage Sales Percentage:             45%

               First Tier Telephone
               Revenue Percentage                     20%

               Telephone Revenue
               First Break Point              $  180,000

               Second Tier Telephone
               Revenue Percentage                     30%

               Annual Telephone Revenue
               Second Break Point             $  205,000

               Third Tier Telephone
               Revenue Percentage                     35%

               First Tier Other Income
               Percentage                             20%

               Annual Other Income
               First Break Point              $  295,000

               Second Tier Other
               Income Percentage                      30%

               Annual Other Income
               Second Break Point             $  380,000

               Third Tier Other
               Income Percentage                      35%

                                      1-6

                                   EXHIBIT B
                                   ---------
                               [Hotel Standards]

                                   EXHIBIT C
                                   ---------
[Minimum Inventory]

EXHIBIT D
---------
[Minimum Working Capital]

EXHIBIT E
---------
The Land
--------

                                   Exhibit F
                                   ---------
                               SECURITY DEPOSIT
                               ----------------

The Security Deposit shall have an aggregate Current Market Value equal to twenty-five (25%) percent of the Rent for the prior Fiscal Year, which shall constitute the Security Deposit (the "Base Security Deposit"). From and after
                                      ---------------------
the time when Tenant shall have deposited the Base Security Deposit with Landlord, and annually throughout the Term, Landlord shall determine the then Current Market Value of the Security Deposit. If the Current Market Value of the Security Deposit is less than twenty (20%) percent of the Rent for the prior Lease Year, Tenant shall make deposits with Landlord, in accordance with the provisions of Section 15.1, until the Security Deposit will have a Current
              ------------
Market Value equal to twenty-five (25%) percent of the Rent for the prior Lease Year. Throughout the Term, irrespective of the then Current Market Value of the Security Deposit, Tenant shall have no right to withdraw, substitute, or otherwise replace the Security Deposit
                               -------

                                      F-1